Exhibit 10.21

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 16 day of June, 2021, between ARE-SD REGION NO. 66, LLC, a Delaware limited liability company (“Landlord”), and ARTIVA BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”).

Building:	5505 Morehouse Drive, San Diego, CA 92121

Premises:	That portion of the Building containing approximately 51,621 rentable square feet, consisting of (i) that portion of the first floor known as Suite 110, containing approximately 9,180 rentable square feet (the “Suite 110 Premises”), (ii) that portion of the first floor known as Suite 120, containing approximately 14,117 rentable square feet (the “Suite 120 Premises”), and (iii) the entire second floor of the Building known as Suite 200, containing approximately 28,324 rentable square feet (the “Suite 200 Premises”), all as determined by Landlord, as shown on Exhibit A.

Project:	The real property on which the Building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	Initially, $57.00 per rentable square foot of the Premises per year. Base Rent shall be subject to adjustment pursuant to Section 4 hereof.

Rentable Area of Premises:	51,621 sq. ft.

Rentable Area of Building/Project:	79,945 sq. ft.

Tenant’s Share of Operating Expenses:	64.57% (11.48% attributable to the Suite 110 Premises, 17.66% attributable to the Suite 120 Premises and 35.43% attributable to the Suite 200 Premises)

Security Deposit:	$245,199.75

Target Commencement Date:	April 15, 2022; provided, however, that the Target Commencement Date shall be delayed 1 day for each day after June 15, 2021, that Tenant has not delivered an executed copy of this Lease reasonably acceptable to Landlord.

Rent Adjustment Percentage:	3.0%

Base Term:	Beginning on the Commencement Date and ending on the date that is 88 months from the Commencement Date.

Permitted Use:	Research and development laboratory, cGMP manufacturing (with respect to the Suite 110 Premises only), related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
Alexandria Real Estate Equities, Inc.	26 North Euclid Avenue
Dept LA 23447	Pasadena, CA 91101
Pasadena, CA 91185-3447	Attention: Corporate Secretary

Tenant’s Notice Address	Tenant’s Notice Address
Prior to Commencement Date:	Following Commencement Date:
4747 Executive Drive #1150	5505 Morehouse Drive, Suite 120
San Diego, CA 92121	San Diego, CA 92121
Attention: Lease Administrator	Attention: Lease Administrator

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The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A - PREMISES DESCRIPTION	[X] EXHIBIT B - DESCRIPTION OF PROJECT
[X] EXHIBIT C-1 - INITIAL PREMISES WORK LETTER	[X] EXHIBIT E - RULES AND REGULATIONS
[X] EXHIBIT C-2 - SUBSEQUENT PREMISES WORK LETTER	[X] EXHIBIT G - MAINTENANCE OBLIGATIONS
[X] EXHIBIT D - COMMENCEMENT DATE
[X] EXHIBIT F - TENANT’S PROPERTY
[X] EXHIBIT H - CONTROL AREAS

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s access to or use of the Premises for the Permitted Use. From and after the Commencement Date through the expiration of the Term, Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other temporary interruptions, and otherwise subject to the terms of this Lease.

2. Delivery; Acceptance of Initial Premises; Initial Premises Commencement Date; Subsequent Premises Commencement Date.

(a) Initial Premises. Landlord shall use reasonable efforts to deliver the Suite 120 Premises and the Suite 200 Premises (collectively, the “Initial Premises”) to Tenant on or before the Target Commencement Date, with Landlord’s Work Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Initial Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord fails to Deliver the Initial Premises with Landlord’s Work Substantially Completed by the date that is 90 days after the Target Commencement Date (as such date may be extended for Force Majeure (as defined in Section 34) delays and Tenant Delays, the “Abatement Date”), then, commencing on the Rent Commencement Date, Base Rent payable with respect to the Initial Premises only shall be abated 1 day for each day after the Abatement Date that Landlord fails to Deliver the Initial Premises to Tenant. If Landlord does not Deliver the Initial Premises within 120 days of the Target Commencement Date for any reason other than Force Majeure delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used in this Section 2(a), the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Initial Premises Work Letter. If Tenant does not elect to void this Lease within 10 business days of the lapse of such 120-day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

Notwithstanding the foregoing, Landlord and Tenant agree that if any Governmental Authority having jurisdiction of the Project, as a result of the COVID-19 outbreak in the United States declares or implements any order or mandate that restricts construction activities in San Diego county (any such order or mandate, a “Government Mandate”), then, to the extent such Government Mandate precludes construction of Landlord’s Work (as defined in the Initial Premises Work Letter), the Target Commencement Date shall be delayed 1 day for each day that such a Government Mandate remains in effect and continues to preclude such construction of the construction of Landlord’s Work.

The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Initial Premises to Tenant; or (ii) the date Landlord could have Delivered the Initial Premises but for Tenant Delays. The “Rent Commencement Date” with respect to the Initial Premises shall be the date that is 60 days after the Commencement Date.

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RIGHTS RESERVED. Confidential and Proprietary – Do Not

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Subject to the provisions of Section 6 of the Work Letter, Landlord shall permit Tenant access to the Initial Premises for a period of 30 days prior to the Commencement Date for Tenant’s installation and setup of furniture, fixtures and equipment (“FF&E Installation”) in the Initial Premises, provided that such FF&E Installation is coordinated with Landlord, and Tenant complies with this Lease and all other reasonable restrictions and conditions Landlord may impose. All such access shall be during normal business hours. Any access to the Initial Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent or Operating Expenses.

Except as set forth in the Initial Premises Work Letter: (i) Tenant shall accept the Initial Premises in their condition as of the Commencement Date; (ii) Landlord shall have no obligation for any defects in the Initial Premises; and (iii) Tenant’s taking possession of the Initial Premises shall be conclusive evidence that Tenant accepts the Initial Premises and that the Initial Premises were in good condition at the time possession was taken. Prior to the Subsequent Premises Commencement Date (as defined in Section 2(b) below), all references to “Premises” in this Lease shall mean the Initial Premises.

(b) Subsequent Premises. Landlord shall use reasonable efforts to Deliver the Suite 110 Premises (the “Subsequent Premises”) to Tenant on or before June 14, 2022 (the “Subsequent Premises Target Commencement Date”), with the Subsequent Premises Tenant Improvements Substantially Completed. Notwithstanding the foregoing, the Subsequent Premises Target Commencement Date shall be delayed 1 day for each day after June 15, 2021, that Tenant has not delivered an executed copy of this Lease reasonably acceptable to Landlord. If Landlord fails to timely Deliver the Subsequent Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord fails to Deliver the Subsequent Premises with the Subsequent Premises Tenant Improvements Substantially Completed by the date that is 90 days after the Subsequent Premises Target Commencement Date (as such date may be extended for Force Majeure delays and Tenant Delays, the “Subsequent Premises Abatement Date”), then, commencing on the Subsequent Premises Rent Commencement Date, Base Rent payable with respect to the Subsequent Premises only shall be abated 1 day for each day after the Subsequent Premises Abatement Date that Landlord fails to Deliver the Subsequent Premises to Tenant. If Landlord does not Deliver the Subsequent Premises with the Subsequent Premises Tenant Improvements Substantially Completed within 365 days of the Subsequent Premises Target Commencement Date for any reason other than Force Majeure delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant, following the surrender by Tenant of the Subsequent Premises pursuant to the terms and in the condition required under this Lease: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used in this Section 2(b), the terms “Subsequent Premises Tenant Improvements,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Subsequent Premises Work Letter. If Tenant does not elect to void this Lease within 10 business days of the lapse of such 365-day period, such right to terminate this Lease shall be waived and this Lease shall remain in full force and effect.

Notwithstanding the foregoing, Landlord and Tenant agree that if any Governmental Authority having jurisdiction of the Project, as a result of the COVID-19 outbreak in the United States, declares or implements any Government Mandate then, to the extent such Government Mandate precludes construction of the Subsequent Premises Tenant Improvements, the Target Subsequent Premises Commencement Date shall be delayed 1 day for each day that such a Government Mandate remains in effect and continues to preclude such construction of the construction of the Subsequent Premises Tenant Improvements.

The “Subsequent Premises Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Subsequent Premises to Tenant with the Subsequent Premises Tenant Improvements Substantially Completed; or (ii) the date Landlord could have Delivered the Subsequent Premises with the Subsequent Premises Tenant Improvements Substantially Completed but for Tenant Delays. The

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“Subsequent Premises Rent Commencement Date” with respect to the Subsequent Premises shall be the date that is 60 days after the Subsequent Premises Commencement Date. Commencing on the Subsequent Premises Rent Commencement Date, Tenant shall pay Base Rent per rentable square foot of the Subsequent Premises at the same rate of Base Rent that Tenant is then paying on a per rentable square foot basis with respect to the Initial Premises, subject to adjustment pursuant to Section 4 below.

Subject to the provisions of Section 6 of the Subsequent Premises Work Letter, Landlord shall permit Tenant access to the Subsequent Premises for a period of 30 days prior to the Subsequent Premises Commencement Date for Tenant’s FF&E Installation in the Subsequent Premises, provided that such FF&E Installation is coordinated with Landlord, and Tenant complies with this Lease and all other reasonable restrictions and conditions Landlord may impose. All such access shall be during normal business hours. Any access to the Subsequent Premises by Tenant before the Subsequent Premises Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent or Operating Expenses with respect to the Subsequent Premises.

Except as set forth in the Subsequent Premises Work Letter: (i) Tenant shall accept the Subsequent Premises in their condition as of the Subsequent Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Subsequent Premises; and (iii) Tenant’s taking possession of the Subsequent Premises shall be conclusive evidence that Tenant accepts the Subsequent Premises and that the Subsequent Premises were in good condition at the time possession was taken.

(c) General. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date, the Subsequent Premises Commencement Date, the Subsequent Premises Rent Commencement Date, the Suite 120 Premises Rent Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease and the Extension Term which Tenant may elect pursuant to Section 39 hereof. On and after the Subsequent Premises Commencement Date, all references to “Premises” in this Lease shall mean the Initial Premises and the Subsequent Premises.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. Base Rent for the month in which Rent Commencement Date, the Subsequent Premises Rent Commencement Date and the Suite 120 Premises Rent Commencement Date (as defined below) occur (or, if the Rent Commencement Date, the Subsequent Premises Rent Commencement Date, and/or the Suite 120 Premises Rent Commencement Date, as applicable, does not occur on the first day of a calendar month, Base Rent for the first full calendar month following the Rent Commencement Date, the Subsequent Premises Rent Commencement Date and/or the Suite 120 Premises Rent Commencement Date, as appropriate) and the Security Deposit shall be due and payable concurrently with Tenant’s delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing, or via federally insured wire transfer (including ACH) pursuant

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to the wire instructions provided by Landlord. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

Notwithstanding anything to the contrary contained herein, so long as Tenant is not in default under this Lease, Base Rent payable with respect to the Suite 120 Premises only shall be abated for the period commencing on the Rent Commencement Date through the first annual anniversary of the Commencement Date (the “Partial Abatement Period”). Tenant shall commence paying Base Rent with respect to the entire Premises on the day immediately following the Partial Abatement Period (the “Suite 120 Premises Rent Commencement Date”).

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) commencing on the Commencement Date with respect to the Initial Premises and on the Subsequent Premises Commencement Date with respect to the Subsequent Premises, Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the Commencement Date (provided, however, that if the Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent shall be increased on each annual anniversary of the first day of the first full calendar month immediately following the Commencement Date) (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Commencement Date with respect to the Initial Premises and on the Subsequent Premises Commencement Date with respect to the Subsequent Premises, and continuing thereafter on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, (i) Taxes (as defined in Section 9), (ii) the cost of upgrades to the Building or Project or enhanced services provided at the Building and/or Project which are intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of communicable diseases and/or viruses of any kind or nature (collectively, “Infectious Conditions”), (iii) the cost (including, without limitation, any commercially reasonable subsidies which Landlord may provide in connection with the Project Amenities) of any common area amenities (the “Project Amenities”) now or hereafter located at the Project, if any, (iv) transportation services (including the Shuttle Service Costs (as defined in Section 41(s)), (v) capital repairs, improvements and replacements amortized over the useful life of such capital repairs, improvements and replacements (as reasonably determined by Landlord taking into account all relevant factors (including sound real estate accounting practices and, if applicable, the 24 hour per day, 7 day per week, operation of the Building and any Building Systems (as defined in Section 13), and (vi) the costs of Landlord’s third party property manager (not to exceed 3% of Base Rent) or, if there is no third party property manager, administration rent in the amount of 3.0% of Base Rent) (provided that during the Partial Abatement Period, Tenant shall nonetheless be required to pay administration rent each

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month equal to the amount of the administration rent that Tenant would have been required to pay in the absence of there being a Partial Abatement Period), excluding only:

(a) the original construction costs of the Project and renovation prior to the Commencement Date and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project and capital repairs and replacements other than the properly amortized portion thereof (i.e. amortized over the useful life of such capital repairs, improvements and replacements (as reasonably determined by Landlord taking into account all relevant factors (including sound real estate accounting practices and, if applicable, the 24 hour per day, 7 day per week, operation of the Building and any Building Systems) as provided above);

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses which shall be amortized as provided above in the second full paragraph of this Section 5);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(i) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(j) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(k) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(l) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(m) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

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(n) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(o) costs of Landlord’s charitable or political contributions, or of artwork maintained at the Project;

(p) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(q) costs incurred in the sale or refinancing of the Project;

(r) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(s) costs incurred by Landlord as a result of the gross negligence or willful misconduct of Landlord;

(t) cost of repairs or other work necessitated by fire, windstorm or other similar casualty (except for insurance deductibles);

(u) any costs incurred to remove, study, test or remediate Hazardous Materials (as defined in Section 30) in or about the Building or the Project for which Tenant is not responsible under this Lease;

(v) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord with respect to any capital improvements which are reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (the “Energy Savings Costs”) shall be amortized over a period of years equal to the least of (A) the useful life of such capital items, or (B) the quotient of (i) the Energy Savings Costs, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such capital improvements.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. Landlord’s and Tenant’s obligations to pay any overpayments or deficiencies due pursuant to this paragraph shall survive the expiration or earlier termination of this Lease.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses,

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Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent regionally or nationally recognized public accounting firm selected by Tenant, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth on the first page of this Lease as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord’s choice. Tenant shall provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages under California Civil Code Section 1951.2, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use of all or any portion of the Security Deposit, Tenant shall pay Landlord within 10 days of demand the amount that will restore the Security Deposit to the amount set forth on Page 1 of

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this Lease. Tenant hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other actual loss or damage, whether the same was foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord within 30 days after demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s specific use of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment that would overload the floor in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Except as may be provided under the Initial Premises Work Letter or the Subsequent Premises Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

The terms of this Lease shall be subject in all respects to the provisions of that certain Amendment in its Entirety and Restatement of Covenants, Conditions and Restrictions of Lusk Mira/Mesa Industrial

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Park, dated April 21, 1981, recorded with the County Recorder of San Diego, State of California, as Instrument No. 81-178070 (re-recorded as Instrument No. 81-391102) (as supplemented and amended from time to time, the “Declaration”), the applicable Articles of Incorporation, Bylaws, and the Architectural Standards/Association Rules (as such terms are defined in the Declaration), and any applicable agreements between the Lusk Mira/Mesa Industrial Park Association and the City of San Diego, and any and all amendments from time to time of any of the foregoing.

Landlord shall be responsible, (i) subject to the terms of the Initial Premises Work Letter, for the compliance of the Initial Premises with Legal Requirements (including the ADA) as of the Commencement Date, (ii) subject to the terms of the Subsequent Premises Work Letter, for the compliance of the Subsequent Premises with Legal Requirements (including the ADA) as of the Subsequent Premises Commencement Date, and (iii) at Landlord’s cost, for the compliance of the Common Areas of the Project with Legal Requirements (including the ADA) as of the Commencement Date. Following the Commencement Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) and at Tenant’s expense (to the extent such Legal Requirement is triggered by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises or Tenant’s Alterations) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements. Except as otherwise expressly provided in this paragraph, Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s use or occupancy of the Premises or Tenant’s Alterations. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements related to Tenant’s specific use of the Premises (as opposed to general occupancy) or Tenant’s Alterations, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement related to Tenant’s use or occupancy of the Premises or Tenant’s Alterations.

Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord and Tenant may agree in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) with respect to any period of holdover in excess of 30 days, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

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9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes, franchise taxes, capital levy taxes, documentary transfer taxes, excess profits taxes, estate taxes or inheritance taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder, or any late penalties, interest or fines unless due to any late payment of Rent by Tenant. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, at no additional cost during the Base Term, to use 108 parking spaces, which parking spaces shall be located in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

If, during the Term, Landlord agrees to provide reserved parking spaces to one or more other tenants leasing space in the Building, then for so long as such reserved parking spaces are made available to such other tenant(s), Landlord shall make available to Tenant an equal number of reserved parking spaces (which reserved parking spaces shall count against the parking spaces allocated to Tenant in the first sentence of the immediately preceding paragraph), in locations reasonably determined by Landlord.

Tenant shall comply with the requirements of and participate in any traffic management plan affecting the Project which may be required by the City of San Diego or other applicable Governmental Authority.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), and, with respect to the Common Areas only, refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may

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cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or, except as otherwise provided in the immediately following paragraph, the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use. Tenant shall be responsible for obtaining and paying for its own janitorial services for the Premises.

Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 5 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 5 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: HVAC service, water, sewer and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease.

Landlord’s sole obligation for either providing an emergency generator or providing emergency back-up power to Tenant shall be: (i) to provide an emergency generator serving the Building which is designed to provide a total of 500kW of emergency power, and (ii) to contract with a third party to maintain the emergency generator as per the manufacturer’s standard maintenance guidelines. Except as otherwise provided in the immediately preceding sentence, Landlord shall have no obligation to provide Tenant with an operational emergency generator or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generator is maintaining the generator as per the manufacturer’s standard guidelines or otherwise. Landlord shall, upon written request from Tenant (not more frequently than once per calendar year), make available for Tenant’s inspection the maintenance contract and maintenance records for the emergency generators for the 12 month period immediately preceding Landlord’s receipt of Tenant’s written request. During any period of replacement, repair or maintenance of the emergency generator when the emergency generator is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generator will be operational at all times or that emergency power will be available to the Premises when needed.

Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s “Measurabl” online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

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12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems and shall not be otherwise unreasonably withheld. Tenant may construct nonstructural, cosmetic Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $200,000.00 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans and specifications (to the extent such Notice-Only Alterations are of a nature that requires plans and specifications), work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 10 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, within 10 days of demand an amount equal to the actual, reasonable out-of-pocket costs incurred by Landlord with respect to each Alteration. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense actually incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided

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herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to reimbursement from Tenant for its actual, reasonable out-of-pocket costs incurred in connection with the preparation and negotiation of each such waiver of lien.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all property of any kind paid for out of the TI Fund, all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s assignees, sublessees, licensees, agents, servants, employees, invitees and contractors (or any of Tenant’s assignees, sublessees and/or licensees respective agents, servants, employees, invitees and contractors) (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in the case of an emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

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Notwithstanding anything to the contrary contained in this Lease, as of the Commencement Date with respect to the Initial Premises and as of the Subsequent Premises Commencement Date with respect to the Subsequent Premises, the maintenance and repair obligations for the Premises shall be allocated between Landlord and Tenant as set forth on Exhibit G attached hereto. The maintenance obligations allocated to Tenant pursuant to Exhibit G (the “Tenant Maintenance Obligations”) shall be performed by Tenant at Tenant’s sole cost and expense. The Tenant Maintenance Obligations shall include the procurement and maintenance of contracts, in form and substance reasonably satisfactory to Landlord, with copies to Landlord upon Landlord’s written request, for and with contractors reasonably acceptable to Landlord specializing and experienced in the respective Tenant Maintenance Obligations. Notwithstanding anything to the contrary contained herein, the scope of work of any such contracts entered into by Tenant pursuant to this paragraph shall, at a minimum, comply with manufacturer’s recommended maintenance procedures for the optimal performance of the applicable equipment. Landlord shall, notwithstanding anything to the contrary contained in this Lease, have no obligation to perform any Tenant Maintenance Obligations. The Tenant Maintenance Obligations shall not include the right or obligation on the part of Tenant to make any structural and/or capital repairs or improvements to the Project, and Landlord shall, during any period that Tenant is responsible for the Tenant Maintenance Obligations, continue, as part of Operating Expenses, to be responsible, as provided in the immediately preceding paragraph, for capital repairs and replacements required to be made to the Project. If Tenant fails to maintain any portion of the Premises for which Tenant is responsible as part of the Tenant Maintenance Obligations in a manner reasonably acceptable to Landlord within the requirements of this Lease, Landlord shall have the right, but not the obligation, to provide Tenant with written notice thereof and to assume the Tenant Maintenance Obligations if Tenant does not cure Tenant’s failure within 10 days after receipt of such notice.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Landlord Indemnified Parties”) harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises or the Project arising directly or indirectly out of use or occupancy of the Premises or the Project (including, without limitation, any act, omission or neglect by Tenant or any Tenant’s Parties in or about the Premises or at the Project) or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or gross negligence of Landlord Indemnified Parties. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party or Tenant Parties. The provisions of this Section 16 shall survive the termination or expiration of this Lease.

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17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project (including the Tenant Improvements and all other fixed and permanent improvements in the Premises paid for by Landlord, if any). Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with employers liability limits of $1,000,000 bodily injury by accident – each accident, $1,000,000 bodily injury by disease – policy limit, and $1,000,000 bodily injury by disease – each employee; and commercial general liability insurance, with a minimum limit of not less than $4,000,000 per occurrence for bodily injury and property damage with respect to the Premises. For the avoidance of doubt, the policy of all risk property insurance required to be maintained by Tenant pursuant to the immediately preceding sentence shall not include coverage for the Tenant Improvements or any other fixed and permanent improvements in the Premises paid for by Landlord, if any. The commercial general liability insurance maintained by Tenant shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Landlord Insured Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; not contain a hostile fire exclusion; contain a contractual liability endorsement; and provide primary coverage to Landlord Insured Parties (any policy issued to Landlord Insured Parties providing duplicate or similar coverage shall be deemed excess over Tenant’s policies, regardless of limits). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant (i) concurrent with Tenant’s delivery to Landlord of a copy of this Lease executed by Tenant, and (ii) prior to each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property

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insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease upon written notice to the other if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period. Notwithstanding anything to the contrary contained herein, Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. In the event that no Hazardous Material Clearances are required to be obtained by Tenant with respect to the Premises, rent abatement shall commence on the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate this Lease by reason of damage or casualty loss.

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The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 10 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises. Tenant shall not be deemed to have abandoned the Premises if Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, (i) Tenant completes Tenant’s obligations under the Decommissioning and HazMat Closure Plan in compliance with Section 28, (ii) Tenant has obtained the release of the Premises of all Hazardous Materials Clearances and the Premises are free from any residual impact from the Tenant HazMat Operations and provides reasonably detailed documentation to Landlord confirming such matters, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iv) Tenant continues during the balance of the Term to satisfy and perform all of Tenant’s obligations under this Lease as they come due.

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(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 10 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

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(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, reasonable expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

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(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials

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proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), (ii) refuse such consent, in its reasonable discretion; or (iii) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial such that they may (i) attract or cause negative publicity for or about the Building or the Project, (ii) negatively affect the reputation of the Building, the Project or Landlord, (iii) attract protestors to the Building or the Project, or (iv) lessen the attractiveness of the Building or the Project to any tenants or prospective tenants, purchasers or lenders; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has received from any prior landlord to the proposed assignee or subtenant a negative report concerning such prior landlord’s experience with the proposed assignee or subtenant; (7) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (8) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (9) the proposed assignee or subtenant is an entity with whom Landlord is actively negotiating to lease space in the Project and Landlord has sufficient space available for the proposed assignee or subtenant’s needs; or (10) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to Two Thousand Five Hundred Dollars ($2,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment. In addition, Tenant shall have the right to assign this Lease, upon 15 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring this Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the greater of the net worth (as determined in accordance with GAAP) of Tenant as of (A) the Commencement Date, or (B) as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.”

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(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in Default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the Base Rent and Operating Expenses payable under this Lease with respect to the applicable portion of the Premises (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials

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contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that, to Tenant’s actual knowledge, there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within 5 days after Tenant’s receipt of a second written notice from Landlord shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. Such rules and regulations may include, without limitation, rules and regulations relating to the use of the Project Amenities and/or rules and regulations which are intended to encourage social distancing, promote and protect health and physical well-being within the Building and the Project and/or intended to limit the spread of Infectious Conditions. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any

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time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same as received or, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord or Landlord’s employees, agent or contractors (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises or such earlier date as Tenant may elect to cease operations at the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Decommissioning and HazMat Closure Plan”). Such Decommissioning and HazMat Closure Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Decommissioning and HazMat Closure Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Decommissioning and HazMat Closure Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual, reasonable out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Decommissioning and HazMat Closure Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Decommissioning and HazMat Closure Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Decommissioning and HazMat Closure Plan approved by Landlord, or if Tenant shall fail to complete the approved Decommissioning and HazMat Closure Plan, or if such Decommissioning and HazMat Closure Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims

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against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld, conditioned or delayed so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. Notwithstanding anything to the contrary contained in this Section 30, Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Initial Premises which Tenant can prove existed in the Initial Premises prior to the Commencement Date, (ii) contamination in the Subsequent Premises which Tenant can prove existed in the Subsequent Premises prior to the Subsequent Premises Commencement Date, (iii) the presence of any Hazardous Materials in the Premises which Tenant can prove migrated from outside of the Premises into the Premises, or (iv) any contamination caused by Landlord or any Landlord’s employees, agents and contractors; unless in any case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

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(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Upon Landlord’s request, or any time that Tenant is required to deliver a Hazardous Materials List to any Governmental Authority (e.g., the fire department) in connection with Tenant’s use or occupancy of the Premises, Tenant shall deliver to Landlord a copy of such Hazardous Materials List. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Decommissioning and HazMat Closure Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that to Tenant’s knowledge (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right (but not more than once than once per year) to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises if there is violation of this Section 30 or if contamination for which Tenant is responsible under this Section 30 is identified; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or

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warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Control Areas. Tenant shall have the use of 100% of the control areas identified as control areas 1A, 1B, 2A and 2B on Exhibit H with respect to the first floor of the Building and 100% of the control area serving the second floor of the Building. For the avoidance of doubt, Tenant shall not have rights with respect to any other control areas at the Project.

(f) Storage Tanks. If storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to use or install any underground storage tanks at the Project.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Decommissioning and HazMat Closure Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary so long as Landlord has commenced such cure and is diligently prosecuting the same to completion). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

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All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of actual or apparent emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last 12 months of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

Subject to the terms of this Section 32, Landlord may from time to time during the Term, during regular business hours and/or otherwise at times mutually acceptable to Landlord and Tenant, conduct third party tours of the Premises (“Tours”), which Tours may be held with not less than 2 business day’s advance notice.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Except for the payment of Rent, neither Landlord nor Tenant shall be held responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, local, regional or national epidemic or pandemic (including any Government Mandate), delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker

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brought about this transaction, other than Hughes Marino, Cushman & Wakefield and CBRE. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Hughes Marino, Cushman & Wakefield and CBRE, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

Tenant acknowledges and agrees that measures and/or services implemented at the Project, if any, intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, may not prevent the spread of such Infectious Conditions. Neither Landlord nor any Landlord Indemnified Parties shall have any liability and Tenant waives any claims against Landlord and the Landlord Indemnified Parties with respect to any loss, damage or injury in connection with (x) the implementation, or failure of Landlord or any Landlord Indemnified Parties to implement, any measures and/or services at the Project intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, or (y) the failure of any measures and/or services implemented at the Project, if any, to limit the spread of any Infectious Conditions.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can

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be viewed from the exterior of the Premises. Suite entry/identification signage and Tenant identification signage on the Building lobby directory shall be inscribed, painted or affixed for Tenant by Landlord at Landlord’s cost, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

Tenant shall have the non-exclusive right to display, at Tenant’s sole and cost and expense, (x) “eyebrow” signage bearing Tenant’s name and logo on the Building in the location and pursuant to the specifications designated on Exhibit I (“Tenant’s Eyebrow Signage”), and (y) signage bearing Tenant’s name and logo on the monument sign serving the Project in the location and pursuant to the specifications designated on Exhibit I (“Monument Sign”). Tenant acknowledges and agrees that Tenant’s Eyebrow Signage and Tenant’s signage on the Monument Sign including, without limitation, the size, color and type, shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed, and shall be subject to and in compliance with applicable Legal Requirements and Landlord’s Project standards. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s Eyebrow Signage and Tenant’s signage on the Monument Sign, the removal of Tenant’s Eyebrow Signage and Tenant’s signage on the Monument Sign at the expiration or earlier termination of the Term and for the repair of all damage resulting from such removal.

39. Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have the one-time right (the “Extension Right”) to extend the term of this Lease for 5 years (the “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise the Extension Right at least 12 months and not more than 15 months prior to the expiration of the Base Term of this Lease.

Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of the Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean at Landlord’s option either (i) the rate that Landlord and affiliates of Landlord have accepted at Class A laboratory/office projects in the Sorrento Mesa submarket during the 12 month period prior to Tenant’s exercise of its Extension Right from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for space of comparable size and quality (including the Initial Premises Tenant Improvements, the Subsequent Premises Tenant Improvements, Alterations and other improvements) and floor height for a comparable term, with the determination of the Market Rate to take into account all relevant factors, including tenant inducements, views, available amenities (including, without limitation, the Project Amenities, if any, and the Regional Amenities (as defined in Section 40)), age of the Building, age of mechanical systems serving the Premises, parking costs, leasing commissions, allowances or concessions, if any, or (ii) the rate that comparable landlords of comparable buildings have accepted in current transactions from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for space of comparable size and quality (including the Tenant Improvements, Alterations and other improvements) and floor height in Class A laboratory/office buildings in the Sorrento Mesa submarket (including those owned by Landlord or affiliates of Landlord) for a comparable term, with the determination of the Market Rate to take into account all relevant factors, including tenant inducements, views, available amenities (including, without limitation, the Project Amenities, if any, and the Regional Amenities), age of the Building, age of mechanical systems serving the Premises, parking costs, leasing commissions, allowances or concessions, if any.

If, on or before the date which is 240 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 39(b). Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 39(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of this Lease for the Extension Term.

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(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater San Diego metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater San Diego metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that it may be assigned in connection with any Permitted Assignment of this Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall, at Landlord’s option, not be in effect and Tenant may not exercise its Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

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(ii) Tenant is not in occupancy of 100% of the Premises; or

(iii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease (beyond any applicable notice and cure periods); or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. The Alexandria Amenities.

(a) Generally. Located at the project commonly known as 10996 Torreyana Road, San Diego, California (“The Alexandria”), which is owned by an affiliate of Landlord (“The Alexandria Landlord”), are certain amenities which include, without limitation, shared conference facilities (the “The Alexandria Shared Conference Facilities”), a fitness center and restaurant (collectively, the “The Alexandria Amenities”). Located at the project commonly known as Alexandria Tech Center (collectively, the “Tech Center Project”), which is owned by another affiliate or affiliates of Landlord (collectively, the “Tech Center Landlord”), are certain amenities which, as of the date of this Lease, consist of a fitness center and are anticipated in the future include additional amenities including, without limitation, shared conference facilities (the “Tech Center Shared Conference Facilities”) and restaurant (collectively, the “Tech Center Amenities”). The Alexandria Amenities, the existing fitness center at the Tech Center Project and any future amenities at the Tech Center Project may be collectively referred to herein as the “Alexandria Regional Amenities.” Subject to the terms of this Section 40, The Alexandria Regional Amenities are available for non-exclusive use by (a) Tenant, (b) Landlord, (c) the tenants of The Alexandria Landlord and the Tech Center Landlord, (d) The Alexandria Landlord, (e) the Tech Center Landlord, (f) other affiliates of Landlord, The Alexandria Landlord, the Tech Center Landlord and Alexandria Real Estate Equities, Inc. (“ARE”), (g) the tenants of such other affiliates of Landlord, The Alexandria Landlord, the Tech Center Landlord and ARE, and (h) any other parties permitted by The Alexandria Landlord and Tech Center Landlord (collectively, “Users”). Landlord, The Alexandria Landlord, Tech Center Landlord, ARE, and all affiliates of Landlord, The Alexandria Landlord, Tech Center Landlord and ARE may be referred to collectively herein as the “ARE Parties.” Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that (i) The Alexandria Landlord shall have the right, at the sole discretion of The Alexandria Landlord, to not make The Alexandria Amenities available for use by some or all currently contemplated Users (including Tenant), and Tech Center Landlord shall have the right, at the sole discretion of Tech Center Landlord, to not make the Tech Center Amenities available for use by some or all currently contemplated Users (including Tenant). The Alexandria Landlord and Tech Center Landlord shall have the sole right to determine all matters related to The Alexandria Amenities and the Tech Center Amenities, respectively, including, without limitation, relating to the reconfiguration, relocation, modification or removal of any of The Alexandria Amenities or the Tech Center Amenities, respectively, and/or to revise, expand or discontinue any of the services (if any) provided in connection with The Alexandria Amenities or the Tech Center Amenities, respectively. Tenant acknowledges and agrees that Landlord has not made any representations or warranties regarding the availability of the Alexandria Regional Amenities and that Tenant is not entering into this Lease relying on the continued availability of the Alexandria Regional Amenities to Tenant.

(b) License. So long as The Alexandria, the Tech Center Project and the Project, respectively, continue to be owned by affiliates of ARE, Tenant shall have the non-exclusive right to the use, in common with other Users pursuant to the terms of this Section 40, of the Alexandria Regional Amenities. Fitness

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center passes for use of the fitness centers at The Alexandria and the Tech Center Project shall be issued to Tenant for all full time employees of Tenant employed at the Premises. Commencing on the Commencement Date with respect to the Initial Premises and commencement on the Subsequent Premises Commencement Date with respect to the Subsequent Premises, Tenant shall commence paying Landlord a fixed fee during the Base Term initially equal to $2.40 per rentable square foot of the Premises per year (“Amenities Fee”). The Amenities Fee shall by payable on the first day of each month during the Term whether or not Tenant elects to use any or all of the Alexandria Regional Amenities. The Amenities Fee shall be increased annually on each anniversary of the Commencement Date by 3%. Landlord may adjust the Amenities Fee to a market rate during the Extension Term, provided that the Amenities Fee shall in no event be less than the Amenities Fee payable during the last year of the Base Term. If substantially all (i.e., all available shared conference facilities and fitness centers) of the then-existing Alexandria Regional Amenities become materially unavailable for use by Tenant (for any reason other than a Default by Tenant under this Lease or the default by Tenant of any agreement(s) relating to the use of the Alexandria Regional Amenities by Tenant) for a period in excess of 60 consecutive days, then, commencing on the expiration of such 60-day period, the Amenities Fee then-currently payable by Tenant shall be abated during the period that substantially all of the then-existing Alexandria Regional Amenities continue to be materially unavailable for use by Tenant as provided above.

(c) Shared Conference Facilities. Use by Tenant of The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities and the restaurants at The Alexandria and the Tech Center Project shall be in common with other Users with scheduling procedures reasonably determined by The Alexandria Landlord or the Tech Center Landlord, as applicable, or The Alexandria Landlord’s or Tech Center Landlord’s then designated event operator (each, an “Event Operator”). Tenant’s use of The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities shall be subject to the payment by Tenant to The Alexandria Landlord or the Tech Center Landlord, as applicable, of a fee equal to The Alexandria Landlord’s or Tech Center Landlord’s, as applicable, quoted rates for the usage of The Alexandria Shared Conference Facilities or the Tech Center Shared Conference Facilities, as applicable, in effect at the time of Tenant’s scheduling. Tenant’s use of the conference rooms in The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities shall be subject to availability and The Alexandria Landlord and Tech Center Landlord, as applicable, (or, if applicable, the applicable Event Operator) reserves the right to exercise its reasonable discretion in the event of conflicting scheduling requests among Users. Tenant hereby acknowledges that (i) Biocom/San Diego, a California nonprofit corporation (“Biocom”) has the right to reserve The Alexandria Shared Conference Facilities and any reservable dining area(s) included within The Alexandria Amenities for up to 50% of the time that The Alexandria Shared Conference Facilities and reservable dining area(s) are available for use by Users each calendar month, and (ii) Illumina, Inc., a Delaware corporation, has the exclusive use of the main conference room within The Alexandria Shared Conference Facilities for up to 4 days per calendar month.

Tenant shall be required to use the food service operator designated by The Alexandria Landlord at The Alexandria and the food service operator designated by the Tech Center Landlord at Tech Center Project (as applicable, the “Designated Food and Beverage Operator”) for any food and/or beverage service or catered events held by Tenant in The Alexandria Shared Conference Facilities or the Tech Center Shared Conference Facilities, as applicable. The Alexandria Landlord and the Tech Center Landlord have the right, in their sole and absolute discretion, to change the Designated Food and Beverage Operator at any time. Tenant may not use any vendors other than the Designated Food and Beverage Operator nor may Tenant supply its own food and/or beverages in connection with any food and/or beverage service or catered events held by Tenant in The Alexandria Shared Conference Facilities or the Tech Center Shared Conference Facilities.

Tenant shall, at Tenant’s sole cost and expense, (i) be responsible for the set-up of The Alexandria Shared Conference Facilities or the Tech Center Shared Conference Facilities, as applicable, in connection with Tenant’s use (including, without limitation ensuring that Tenant has a sufficient number of chairs and tables and the appropriate equipment), and (ii) surrender The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities after each time that Tenant uses The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities free of Tenant’s personal property,

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in substantially the same set up and same condition as received, and free of any debris and trash. If Tenant fails to restore and surrender The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities as required by sub-section (ii) of the immediately preceding sentence, such failure shall constitute a “Shared Facilities Default.” Each time that Landlord reasonably determines that Tenant has committed a Shared Facilities Default, Tenant shall be required to pay Landlord a penalty within 5 days after notice from Landlord of such Shared Facilities Default. The penalty payable by Tenant in connection with the first Shared Facilities Default shall be $200. The penalty payable shall increase by $50 for each subsequent Shared Facilities Default (for the avoidance of doubt, the penalty shall be $250 for the second Shared Facilities Default, shall be $300 for the third Shared Facilities Default, etc.). In addition to the foregoing, Tenant shall be responsible for reimbursing The Alexandria Landlord, the Tech Center Landlord or Landlord, as applicable, for all costs expended by The Alexandria Landlord, the Tech Center Landlord or Landlord, as applicable, in repairing any damage to The Alexandria Shared Conference Facilities, the Tech Center Shared Conference Facilities, the Alexandria Regional Amenities, The Alexandria, the Tech Center Amenities or the Tech Center Project caused by Tenant or any Tenant Related Party. The provisions of this Section 40(c) shall survive the expiration or earlier termination of this Lease.

(d) Rules and Regulations. Tenant shall be solely responsible for paying for any and all ancillary services (e.g., audio visual equipment) provided to Tenant, all food services operators and any other third party vendors providing services to Tenant at The Alexandria or the Tech Center Project. Tenant shall use the Alexandria Regional Amenities (including, without limitation, The Alexandria Shared Conference Facilities and the Tech Center Shared Conference Facilities) in compliance with all applicable Legal Requirements and any rules and regulations imposed by The Alexandria Landlord or Tech Center Landlord, respectively, or Landlord from time to time and in a manner that will not interfere with the rights of other Users. The use of the Alexandria Regional Amenities other than the Shared Conference Facilities by employees of Tenant shall be in accordance with the terms and conditions of the standard licenses, indemnification and waiver agreement required by The Alexandria Landlord, the Tech Center Landlord or any operator of the Alexandria Regional Amenities, as applicable, to be executed by all persons wishing to use such Alexandria Regional Amenities. Neither The Alexandria Landlord, the Tech Center Landlord nor Landlord (nor, if applicable, any other affiliate of Landlord) shall have any liability or obligation for the breach of any rules or regulations by other Users with respect to the Alexandria Regional Amenities. Tenant shall not make any alterations, additions, or improvements of any kind to any of the Alexandria Regional Amenities, The Alexandria or the Tech Center Project.

Tenant acknowledges and agrees that The Alexandria Landlord and the Tech Center Landlord, shall have the right at any time and from time to time to reconfigure, relocate, modify or remove any of the Alexandria Regional Amenities at The Alexandria or the Tech Center Project, respectively, and/or to revise, expand or discontinue any of the services (if any) provided in connection with the Alexandria Regional Amenities.

(e) Waiver of Liability and Indemnification. Tenant warrants that it will use reasonable care to prevent damage to property and injury to persons while on The Alexandria or the Tech Center Project. Tenant waives any claims it or any Tenant Parties may have against any ARE Parties relating to, arising out of or in connection with the use by Tenant and/or any Tenant Parties of the Alexandria Regional Amenities and any entry by Tenant and/or any Tenant Parties onto The Alexandria of the Tech Center Project, and Tenant releases and exculpates all ARE Parties from any liability relating to, arising out of or in connection with the Alexandria Regional Amenities and any entry by Tenant and/or any Tenant Parties onto The Alexandria and/or the Tech Center Project, except, in each case, to the extent caused by the willful misconduct or gross negligence of any ARE Party. Tenant hereby agrees to indemnify, defend, and hold harmless the ARE Parties from any claim of damage to property or injury to person relating to, arising out of or in connection with (i) the use of the Alexandria Regional Amenities by Tenant or any Tenant Parties, and (ii) any entry by Tenant and/or any Tenant Parties onto The Alexandria and/or the Tech Center Project, except to the extent caused by the willful misconduct or negligence of any ARE Party. The provisions of this Section 40 shall survive the expiration or earlier termination of this Lease.

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(f) Insurance. As of the Commencement Date, Tenant shall cause The Alexandria Landlord and the Tech Center Landlord to be named as additional insureds under the commercial general liability policy of insurance that Tenant is required to maintain pursuant to Section 17 of this Lease.

41. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish to Landlord with true and complete copies of (i) upon Landlord’s written request on an annual basis, Tenant’s most recent audited annual financial statements, provided, however, that Tenant shall not be required to deliver to Landlord such annual financial statements until available from Tenant’s auditing firm, (ii) upon Landlord’s written request on a quarterly basis, Tenant’s most recent unaudited quarterly financial statements; provided, however, that Tenant shall not be required to deliver to Landlord such quarterly financial statements for any particular quarter sooner that the date that is 90 days after the end of each of Tenant’s fiscal quarters during the Term, (iii) upon Landlord’s written request from time to time, corporate brochures and/or profiles prepared by Tenant for prospective investors, and (iv) upon Landlord’s written request from time to time, any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Notwithstanding anything to the contrary contained in this Lease, Landlord’s written request for financial information pursuant to this Section 41(c) may delivered to Tenant via email. Notwithstanding the foregoing, Tenant shall not be required to provide such financial statements to Landlord if Tenant is subject to a quiet period prior to a public offering, as required by applicable U.S. securities laws or regulations. So long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 41(c) shall not apply.

Landlord agrees to hold the financial statements and other financial information provided under this section in confidence using at least the same degree of care that Landlord uses to protect its own confidential information of a similar nature; provided, however, that Landlord may disclose such information to Landlord’s auditors, attorneys, consultants, lenders, affiliates, prospective purchasers and investors and other third parties as reasonably required in the ordinary course of Landlord’s operations, provided that Landlord shall deliver written notice to such parties requiring them to treat the information as confidential. The obligations of confidentiality hereunder shall not apply to information that was in the public domain at the time it was disclosed to Landlord, entered into the public domain subsequent to the time it was disclosed to Landlord through no fault of Landlord, or was disclosed by Tenant to a third party without any confidentiality restrictions. In addition, Landlord may disclose such information without violating this section to the extent that disclosure is reasonably necessary (x) for Landlord to enforce its rights or defend itself under this Lease; (y) for required submissions to any state or federal regulatory body; or (z) for compliance with a valid order of a court or other governmental body having jurisdiction, or any law, statute, or regulation, provided that, other than in an emergency, before disclosing such information, Landlord shall give Tenant prior notice of the same promptly upon becoming aware of the need for disclosure but in no event less than 10 business days prior to such disclosure, in order to allow Tenant to obtain a protective order or such other judicial relief.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

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(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

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(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) Redevelopment of Project. Tenant acknowledges that Landlord, in its sole discretion, may from time to time expand, renovate and/or reconfigure the Project as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project. Tenant acknowledges and agrees that construction noise, vibrations and dust associated with normal construction activities in connection with any redevelopment of the Project are to be expected during the course of such construction. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises.

(p) Discontinued Use. If, at any time following the Commencement Date, Tenant does not continuously operate its business in the Premises for a period of 180 consecutive days, Landlord may, but is not obligated to, elect to terminate this Lease upon 30 days’ written notice to Tenant, whereupon this Lease shall terminate 30 days’ after Landlord’s delivery of such written notice (“Termination Date”), and Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of this Lease on or before the Termination Date and Tenant shall have no further obligations under this Lease except for those accruing prior to the Termination Date and those which, pursuant to the terms of this Lease, survive the expiration or early termination of this Lease.

(q) EV Charging Stations. Landlord shall not unreasonably withhold its consent to Tenant’s written request to install 1 or more electric vehicle car charging stations (“EV Stations”) in the parking area serving the Project; provided, however, that Tenant complies with all reasonable requirements, standards, rules and regulations which may be imposed by Landlord, at the time Landlord’s consent is granted, in connection with Tenant’s installation, maintenance, repair and operation of such EV Stations, which may include, without limitation, the charge to Tenant of a reasonable monthly rental amount for the parking spaces used by Tenant for such EV Stations, Landlord’s designation of the location of Tenant’s EV Stations, and Tenant’s payment of all costs whether incurred by Landlord or Tenant in connection with the installation, maintenance, repair and operation of each Tenant’s EV Station(s). Nothing contained in this paragraph is intended to increase the number of parking spaces which Tenant is otherwise entitled to use at the Project under Section 10 of this Lease nor impose any additional obligations on Landlord with respect to Tenant’s parking rights at the Project.

(r) California Accessibility Disclosure. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Project has

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not undergone inspection by a Certified Access Specialist (CASp). In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant’s right to request and obtain a CASp inspection, hereby elects not to obtain such CASp inspection and waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by Legal Requirements; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to Legal Requirements, then Landlord and Tenant hereby agree as follows (which constitutes the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord; (B) any CASp inspection timely requested by Tenant shall be conducted (1) at a time mutually agreed to by Landlord and Tenant, (2) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (3) at Tenant’s sole cost and expense, including, without limitation, Tenant’s payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the “CASp Reports”) and all other costs and expenses in connection therewith; (C) the CASp Reports shall be delivered by the CASp simultaneously to Landlord and Tenant; (D) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection; and (E) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord’s obligation to repair as set forth in this Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by Legal Requirements to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within 10 business days after Tenant’s receipt of an invoice therefor from Landlord.

(s) Shuttle Services. Landlord and affiliates of Landlord plan to provide a campus shuttle service for the Project and other buildings in the vicinity of the Project that are owned by affiliates of Landlord (the “Shuttle Service”); provided, however, that neither Landlord nor any affiliate of Landlord shall be obligated to provide the Shuttle Service (or, once the Shuttle Service has commenced, to continue providing the Shuttle Service for any specific period of time) or to cause the Shuttle Service to follow any specific route, make any specific stops, or adhere to any specific schedule or hours of operation. If Landlord and affiliates of Landlord actually commence operation of the Shuttle Service, (i) Landlord shall give Tenant written notice of the date such operation will commence (“Shuttle Services Commencement Date”) and the planned route, stops, schedule, and hours of operation, (ii) Landlord shall permit Tenant’s employees actually employed at the Project to use the Shuttle Service, and (iii) regardless of whether Tenant’s employees use the Shuttle Services, commencing on later to occur of (x) the Shuttle Services Commencement Date, or the Commencement Date, through the earlier of the expiration of the Term or the date that Landlord permanently ceases to provide Shuttle Service, Operating Expenses shall include the cost of provision the Shuttle Service (the “Shuttle Service Costs”). Tenant acknowledges and agrees that Landlord has not made any representations or warranties regarding the commencement or continued availability of the Shuttle Service and that Tenant is not entering into this Lease with an expectation that the Shuttle Service shall commence or continue to be available to Tenant throughout the Term.

(t) Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying

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with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

ARTIVA BIOTHERAPEUTICS, INC.,
a Delaware corporation

	By:	/s/ Fred Aslan
	Its:	CEO

☒ I hereby certify that the signature, name, and
title above are my signature, name and title.

LANDLORD:

ARE-SD REGION NO. 66, LLC,
a Delaware limited liability company

By:	ARE-SD REGION NO. 66 MM, LLC, a Delaware limited liability company, managing member

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

			By:	/s/ Gary Dean
			Its:	Executive Vice President – Real Estate Legal Affairs

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

Initial Premises, Suite 120

5505 MOREHOUSE DRIVE - FIRST LEVEL CONCEPT PLAN

SCALE: 1" = 20'-0"

4/27/2021

MCFARLANE ARCHITECTS

ALEXANDRIA

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Initial Premises, Suite 200

5505 MOREHOUSE DRIVE - SECOND LEVEL CONCEPT PLAN

SCALE: 1' = 20'-0"

4/22/2021

McFARLANE ARCHITECTS

ALEXANDRIA

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Subsequent Premises, Suite 110
14'-6 1/2"
7'-5"
22'-2 1/2"
11'-5 3/4"
20'-5"
20'-5"
6'-0 1/2"
9'-5 1/4"
32'-0"
7'-5"
26'-0"
11'-10 1/4"
20'-4 3/4"
20'-5 1/4"
20'-5"

5505 MOREHOUSE DRIVE - FIRST LEVEL CONCEPT PLAN

SCALE: 1' = 20'-0"

4/27/2021

McFARLANE ARCHITECTS

ALEXANDRIA

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

SITE PLAN

Emergency Generator Location
New Transformer
Delivery Truck Pull-in Pathway
New Service Elevator
Shipping and Receiving Loading/Staging Area
Bulk Nitrogen Tank
MOREHOUSE DRIVE
PROPERTY LINE
SETBACK

*The above site plan is preliminary in nature and the Landlord reserves the right to modify the renderings / plans at its sole discretion.

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EXHIBIT C-1 TO LEASE

INITIAL PREMISES WORK LETTER

THIS INITIAL PREMISES WORK LETTER dated June 16, 2021 (this “Initial Premises Work Letter”) is made and entered into by and between ARE-SD REGION NO. 66, LLC, a Delaware limited liability company (“Landlord”), and ARTIVA BIOTHERAPEUTICS, INC., a Delaware corporation, and is attached to and made a part of the Lease Agreement dated June 16, 2021 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1.	General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Peter Flynn and Michael Faerm (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Initial Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Initial Premises Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Alex Wehrmann and Michael Barbera either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Initial Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Initial Premises Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that, provided that their fees are at current market rates for comparable life science projects: (i) DPR shall be the general contractor for the Initial Premises Tenant Improvements (the “General Contractor”), (ii) McFarlane Architects shall be the architect (the “TI Architect”) for the Initial Premises Tenant Improvements, and (iii) any subcontractors for the Initial Premises Tenant Improvements shall be selected by Landlord pursuant to a competitive process, and such subcontractors shall be subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.

2.	Initial Premises Tenant Improvements.

(a) Initial Premises Tenant Improvements Defined. As used herein, “Initial Premises Tenant Improvements” shall mean all improvements to the Initial Premises of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below.

(b) Tenant’s Space Plans. The plan prepared by the TI Architect attached hereto as Schedule 1 (the “Space Plans”) and the tenant improvement specifications for the Initial Premises Tenant Improvements attached hereto as Schedule 2 (the “TI Specifications”) have been approved by both Landlord and Tenant. Landlord and Tenant further acknowledge and agree that any changes to the Space Plans or the TI Specifications requested by Tenant constitute a Change Request the cost of which changes shall be paid for out of the TI Fund (as defined in Section 5(d)). Tenant shall be solely responsible for all costs incurred by Landlord to alter the Building as a result of Tenant’s requested Changes (which shall be subject to the terms of Section 4 hereof).

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(c) Working Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Initial Premises Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Space Plans and the TI Specifications. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Initial Premises Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Space Plans and TI Specifications without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Initial Premises Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Space Plans and TI Specifications, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(d) Approval and Completion. Both a schedule of critical dates (“Initial Premises Critical Dates Schedule”) and a more detailed schedule for Landlord’s Work are attached hereto as Schedule 3. It is hereby acknowledged by Landlord and Tenant that the schematic design of the Initial Premises Tenant Improvements, the design development for the Initial Premises Tenant Improvements and the completion of the permit set of plans for Landlord’s Work must be completed by the dates set forth in Initial Premises Critical Dates Schedule, in order for the Initial Premises Tenant Improvements to be Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Initial Premises Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Initial Premises Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund, and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building Systems (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3.	Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean (i) the work of constructing the Initial Premises Tenant Improvements, (ii) the work of constructing the base, core and shell of the Building (the “Core & Shell”) in a “warm shell” condition as reflected on the Base, Core & Shell Specifications attached hereto as Schedule 4 (the “Core & Shell Specifications”), (iii) the development of the Common Areas of the Project in accordance with the Core & Shell Basis of Design including a new Building automation system, new boilers with sufficient capacity for Tenant’s cGMP requirements, refurbished chiller, shared emergency generator and enclosure, new rooftop equipment, vertical HVAC and plumbing distribution, shared “house” systems including vacuum and compressed air, a nitrogen system, a DI water system, common lobby and common restrooms, new glass atrium at entry, new exterior Building skin, new finishes in existing stairs and Building core area, electric rooms, fire protection systems and other core functions (iv) related site work reflected on the Core & Shell Specifications, and (v) the work of constructing the items identified on the “Project Responsibility Matrix” attached hereto as Schedule 5 as “Provided by Landlord at Landlord Cost.” The design of the Core & Shell shall be generally consistent with the Core & Shell Basis of Design; provided, however, that Tenant acknowledges that Landlord may make changes to the Core & Shell, as determined by Landlord in its sole and absolute discretion, provided such changes do not materially adversely affect the base Building mechanical, electrical or plumbing systems serving the Premises. Tenant shall have no right to request any changes to the Core & Shell.

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The reference in the Responsibility Matrix to (x) “Provided by Landlord as Part of Core & Shell” refers to work that will be paid for by Landlord, (y) “Provided by Landlord as part of the Tenant Improvement Fund” refers to the Initial Premises Tenant Improvements that will be paid out of the TI Fund, and (z) “Provided by Tenant at Tenant’s Cost” refers to the Initial Premises Tenant Improvements to be paid for out-of-pocket by Tenant.

Tenant shall be solely responsible for ensuring that the design and specifications for Landlord’s Work are consistent with Tenant’s requirements. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for Landlord’s Work, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Initial Premises or Tenant’s business operations therein. This includes securing county approval of San Diego Regional Hazardous Material Questionnaire which Tenant shall be required to obtain.

During the construction of Landlord’s Work, Landlord shall maintain builder’s risk insurance coverage in commercially reasonable amounts and the General Contractor shall maintain subcontractor default insurance and general liability insurance in commercially reasonable amounts.

(b) Commencement and Permitting. Landlord shall commence construction of the Initial Premises Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Initial Premises Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. Landlord shall diligently pursue all approvals, permits and entitlements necessary to construct Landlord’s Work. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall reasonably cooperate with Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed the Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit and other permits associated with Landlord’s Work subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with Tenant’s access to the Initial Premises or the use of the Initial Premises and with a certificate or temporary certificate of occupancy (or an equivalent approval having been issued) for the Building and the Initial Premises permitting lawful occupancy of the Initial Premises (but specifically excluding any permits, licenses or other governmental approvals required to be obtained in connection with Tenant’s operations in the Initial Premises)(“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Initial Premises Work Letter, “Minor Variations” shall mean any non-material modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Initial Premises Tenant Improvements; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Initial Premises Tenant Improvements.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s reasonable discretion. As to all building materials and equipment that Landlord is obligated to supply under this Initial Premises Work Letter, Landlord shall select the manufacturer thereof in its reasonable discretion.

(e) Delivery of the Initial Premises. When Landlord’s Work (as defined in Section 3(a) above) is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant

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shall accept the Initial Premises. Tenant’s taking possession and acceptance of the Initial Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers) with respect to the Landlord’s Work applicable to the Initial Premises, (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work in the Initial Premises was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period. If the contractor fails to remedy such Construction Defect within a reasonable time, Landlord shall use its reasonable efforts to remedy the Construction Defect within a reasonable period.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be paid for out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Commencement Date Delay. Except as otherwise set forth in the Lease, Delivery of the Initial Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available within 1 business day to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times provided that Landlord shall endeavor to advise Tenant whether any items require unusually long lead times;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons which continues for more than 1 business day after Landlord’s notice thereof to Tenant.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Initial Premises Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery.

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4. Changes. Any changes requested by Tenant to the Initial Premises Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Initial Premises Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5.	Costs.

(a) Budget For Initial Premises Tenant Improvements. Before the commencement of construction of the Initial Premises Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Initial Premises Tenant Improvements (as the same may be amended, the “Budget”). The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 3% of “hard” TI Costs for monitoring and inspecting the construction of the Initial Premises Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d)). Landlord shall make its records with respect to the Initial Premises Tenant Improvements, including invoices from Landlord’s contractors that shall be paid from the TI Allowance, monthly project cash flow projections, and monthly budget reconciliations, available to Tenant on an “open book” basis throughout the design and construction of the Initial Premises Tenant Improvements.

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “TI Allowance”) of $239.00 per rentable square foot of the Initial Premises.

The TI Allowance shall be disbursed in accordance with this Initial Premises Work Letter. Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Initial Premises Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4.

In addition to the TI Allowance, Landlord shall provide Tenant with one test fit for the Initial Premises prepared by McFarlane Architects, the Landlord’s Project architect, but in no event shall Landlord be required to pay any costs in excess of $0.15 per rentable square foot of the Initial Premises for such test fit.

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(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Initial Premises Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Initial Premises Tenant Improvements, the cost of preparing the Space Plan and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays, the cost of Changes and a project management fee of up to 1% of the “hard” TI Costs to a third party project manager selected by Tenant and reasonably approved by Landlord (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, AV equipment, racks for switches or wall with backboard for mounting equipment, CAT6 cabling or any other tele-data cabling or infrastructure required for the availability of wifi service within the Premises, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Initial Premises Tenant Improvements.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Initial Premises Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance (“Excess TI Costs”), the monthly disbursements of the TI Allowance shall be made in the proportion that the remaining TI Allowance bears to the outstanding TI Costs under the Budget, and Tenant shall fund the balance of each such monthly draw. For purposes of any litigation instituted with regard to such amounts, those amounts required to be paid by Tenant will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance.

6.	Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Initial Premises (i) 30 days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the General Contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Initial Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Initial Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

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7.	Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Initial Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Initial Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) No Default Funding. In no event shall Landlord have any obligation to fund any portion of the TI Allowance or to perform any Landlord’s Work during any period that Tenant is in Default under the Lease.

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Schedule 1

Space Plans

Suite 120
OFFICE
CONFERENCE
PROCESS DEVELOPMENT
OPEN OFFICE
5505 MOREHOUSE DRIVE
FIRST LEVEL CONCEPT PLAN
SCALE: 1" = 20'-0"
06/04/21
N
McFARLANE ARCHITECTS
ALEXANDRIA

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5505 MOREHOUSE DRIVE -
SECOND LEVEL CONCEPT PLAN

SCALE: 1" = 20'-0"

06/11/21

McFARLANE ARCHITECTS

ALEXANDRIA

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Schedule 2

TI Specifications

ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

2.0  Architectural Artiva Biotherapeutics Basis of Design

2.1	Building	General Description
	Description	Year Building Shell Constructed:	1985
		Goverming Building Code:	1982 UBC

		Number of Stories above Grade:	3
		Number of Stories below Grade:	1 (parking)

		Type of Construction per California Building Code:	Type 11-B
		Type of Occupancies per California Building Code:	B, S-2
		Occupancy Separations:	2-HR (B- 1st,1st -2nd,2nd-3rd)
		Hazardous Material Control Areas:	See Section 2.2 and Exhibit 1
		Fire Sprinklers:	Yes
		Structural Frame:	Steel, 2-HR (except the roof)
		Exterior Walls	Curtainwall; Non-rated
		Floor Construction:	Concrete Fill, Steel Pan, 2-HR
		Roof Construction:	Concrete Fill, Steel Pan,
Non-rated; TPO membrane

2.2	State & Local Compliance	Design and construction shall conform to State and Local building codes and ordinances to include but not limited to the most current version of the following documents:

• CA Mechanical Code

• CA Plumbing Code

• CA Building Code

• CA Fire Code

• Local Fire Department Regulations

• National Fire Protection Association

2.3	Architectural	lnterior Partitions:

• 3-5/8” metal studs typical, gouge and spacing as required by code, with 5/8’’ type X gypsum board.

• Mold and mildew resistant gypsum board shall be provided at all wet walls and in the GMP area

• Standard interior partitions penetrate ceiling

• Full height partitions to underside of structure where sound/security/rating requirements occur

• Fire rated assemblies, full height, tunnel and shaft wall construction per code

• Flat strop backing required in any walls where casework, appliances, equipment or fixtures will be mounted

• Coordination with structural engineer will be required for any specialty requirements with heavy loads and tall walls exceeding max height requirements for 3-5/8” studs.

• Drywall finish shall be level 4 at all areas. Level 5 required at any walls where wall coverings to be installed.

1.1

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ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Insulation:

• Sound attenuation blankets to fit width of walls at all Offices, Conference Rooms, and Restrooms .

• R-19 insulation shall be provided at exterior walls

2.4 Doors, Frames & Hardware	Offices/ General Use Areas:

• lnterior conference and office assemblies to be 3’ x 8’- 10” minimum wood stained doors and side lites with aluminum knockdown frames by Wilson Partitions or equivalent

• Restroom doors to be 3’ x 8’-0” wood stain doors with aluminum knockdown frames by Wilson Partitions or equivalent

• Lever style, heavy duty, satin aluminum hardware with components and ratings per code

• Keying to be compatible with Landlord’s master system

Lab/ Lab Support/ Equipment/ Storage Areas:

• Door Assemblies ore 3’ x 8’-1 0” or pairs of wood stained doors with vision lites and/or side lites with aluminum knockdown frames by Wilson Partitions or equivalent

• Lever style, heavy duty, satin aluminum cylindrical passage lockset hardware with components and ratings per code

• Include components and ratings as required by code

• Keying to be compatible with Landlord‘s master system

GMP Areas:

• Door Assemblies ore 3’ x 8’ -0” or pairs of seamless hollow metal doors with vision lites in hollow metal frames

2.5 Ceiling System	General:

• T-Bar suspension installation per code

• Utilize Seismic clips at perimeter of T-bar in lieu of 2” wall angle

Open Office, Break Room

• Exposed to structure

Private Office Areas

• Ceiling height to be 10‘ -0” unless existing condition prohibits

• USG XL 2‘ x 2‘, 15/16” exposed T-Grid, white

• USG of equivalent 2 ‘ x 2’ acoustic tile, Orion 75 with beveled tegular edge, white

Lab Areas

• Ceiling height to be 9’-0” unless existing condition prohibits

• Armstrong XL 2’ x 4’, 15/16” exposed T-grid, white

• Armstrong or equivalent 2’ x 4’ vinyl clad , white

1.2

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ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Lab Support/Equipment and Storage Areas

• Armstrong XL 2’ x 4’, 15/16” exposed T-grid, white

• Armstrong or equivalent 2’ x 4’ vinyl clad, white

GMP Area

• Ceiling height to be 8’-2” unless existing condition prohibits

• Epoxy- pointed suspended 5/8” gypsum board over metal stud ceiling joists

• USG 15/16” Donn Brand Centricitee heavy duty suspension ceiling system with square trim edge and gasket and seal or equivalent

2.6 Window Coverings	Exterior windows will be provided with window coverings by MechoShade Systems or Equivalent roller shades, with manual controls. Window coverings for upper windows in high bay open areas will be motorized .

2.7 Cabinetry	Architectural Millwork

• Construction designation APA C-D plugged with exterior glue, 3/4’ thick or 3/4” high-pressure particle board for break rooms, copy/work rooms and conference rooms

• Countertops shall be of a solid surface material

• Concealed euro style hinges

• Adjustable shelf standards

• Stainless steel Bar pulls and/or 4mm wire pulls

• Full extension, heavy-duty drawer slides

Lab Casework

• Metal or plastic laminate with phenolic resin countertops

GMP Casework

• Metal or plastic laminate with phenolic resin countertops, or

• Stainless Steel with Stainless Steel countertops

2.8 Floor Covering	Office and Admin Areas

• Monterey or equal, overview multi-level loop pattern with 4” rubber base at offices, conference rooms, under systems furniture

• Polished and sea led concrete, elsewhere.

Lab/ Lab Support/ Equipment/ Storage Areas

• Vinyl Composition Tile, Armstrong or equivalent, 12” x12” x 1/8” with 4” rubber coved base; Moisture barrier, as required

GMP Area

• sheet Vinyl flooring with coved base or caved epoxy flooring with 6” base, trimmed edge

Shipping/Receiving

• Sealed concrete with 4” rubber base

1.3

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ARTTVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Lobby Entry and Break Area

• Polished and sea led concrete

2.9 lab Equipment	Fume Hoods:

Infrastructure for maximum of (6) 8’ fume hoods on the first floor north side, infrastructure for (8) 8’ fume hoods on the first floor south side, and infrastructure for (10) 8’ fume hoods on the second floor north side. Only (2) 8’ fume hoods are to be installed at the project commencement in the second floor north lab. The fume hoods may refurbished units in good working and cosmetic condition if available.

Fume Hood Requirements:

• 36” deep minimum VAV hoods

• AIR, VAC – both sides

• Combo sash

• Lattice rods

• 3” grommets at each side with conduit for electrical cords

• (2) duplexes – at each side

• (2) Flammable Cabinets

Autoclave with point of use boiler in good working and cosmetic condition (2) under counter glass wash units with Dl rinse

All other equipment, including non-ducted bio safety cabinets, to be provided by Tenant.

2.10 Fire Protection	Fire Sprinklers

• Spacing and number of heads to comply with recommendations of NFPA 13 for type of occupancy

Fire Extinguishers

• Semi recessed aluminum cabinets. Quantity and type as required by code.

Fire Alarm

• All devices required by code

1.4

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

A.	GENERAL:

1.	All work shall be in conformance with current applicable codes, standards and references as adopted by the authorities having jurisdiction including, but not limited to:

a.	California Building Code (CBC)

b.	California Mechanical Code (CMC)

c.	California Plumbing Code (CPC)

d.	California Fire Code (CFC)

e.	California Code of Regulations (CCR) – Title 24

f.	Applicable local codes and ordinances.

B.	REQUIREMENTS:

1.	Summer-Winter HVAC for laboratory, office and ancillary support areas.

2.	Building mechanical air exhaust systems for all laboratories.

3.	Building mechanical air exhaust systems for all spaces requiring general exhaust.

4.	Specialty exhaust systems to handle fumes from the laboratory fume hoods as necessary.

C.	MECHANICAL SYSTEMS:

1.	Lab and Classified Areas

a.

1ST floor south and second floor labs: New 100% outside air modular air handling units with hot water heating coils and chiller water cooling coils, CAV boxes with hot water reheat coils, hot water piping, supply air ducts, diffusers, BMS controls, testing and balancing.

b.

1ST floor north labs: New 100% outside air, packaged DX rooftop air conditioner with hot water heating coils, venturi type CAV valves with hot water reheat coils, hot water piping, supply and recirculating air ducts, low wall returns for ISO 7 rooms, fan-powered HEPA filters with room-side replaceable media, BMS controls, Magnehelic gages to measure differential pressure at classified are doorways, testing and balancing.

c.

New rooftop utility set exhaust fans, exhaust CAV boxes for general exhaust, CAV venturi valves for classified areas and constant volume venturi valves for fume hoods, exhaust air ducts, diffusers, BMS controls, testing and balancing.

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

2.	Office Areas

a.	Office Areas: Variable Refrigerant Flow DX Systems, supply and return ductwork, refrigerant piping, diffusers, thermostat installation, testing and balancing.

b.	A separate VRF system will serve each office area (2-total).

D.	DESIGN CRITERIA:

1.	Outdoor design conditions:

	a. Summer:	91° F DB, 72°F WB
l7°F DB outdoor daily range

	b. Winter:	32°F DB

2.	Indoor design conditions:

	a. Laboratory:	72°F DB ±2°F DB
≤60% RH

	a. Office:	74°F ±2°F DB
No Humidity Control

3.	Air Change Rate:

a.	The air change rate in the second floor and first floor south lab areas will be at least 11 air changes per hour, based on 9 ft ceiling height.

b.

The first floor north classified rooms, QC, and the entry vestibule/gown/de-gowns rooms will be served by up to 10,600 cfm of single pass air for cooling and pressurization. Air change rates in the classified areas will be 60 for the ISO 7 rooms and 20 for ISO 8 rooms, through the use of fan-powered HEPA filters. Other non-classified rooms will be served by 4-pipe fan coils. Non classified areas will receive 6-8 air changes per hour. Ceiling heights in the classified areas will very likely need to be lower than 9’ due to the high density of fan-powered HEPA filters and ductwork above the ceiling.

c.	The air change rate in the office areas will be dictated by loads.

4.	Noise Level:

a.	All lab areas will be designed for a maximum noise level of NC-55, office areas will be designed for NC-35 and conference rooms will be designed for NC-30.

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

E.	EQUIPMENT:

1.

100% OSA packaged DX air conditioners (serving level 1 classified areas): Horizontal draw thru unit(s) complete with pre-filters, final filters, heating coil, cooling coil and centrifugal plenum fans. The supply fan and the associated VFD will be fully redundant.

2.	100% OSA modular Air Handling Units: Horizontal draw thru unit(s) complete with pre-filters, final filters, hot water heating coil, DX cooling coil and centrifugal plenum fans.

3.

Variable refrigerant flow (VRF) systems: Outdoor Condensing Units with condensing coils, compressors, AC inverter. Indoor Heat Recovery Units. Indoor Fan Coil Units with evaporator coils, filters, fans.

4.	Building Exhaust Fans:

a.	Labs: SISW arrangement 10 centrifugal exhaust fans with Bl centrifugal wheel or Class I airfoil wheel.

b.	General: Roof mounted downblast centrifugal fans.

c.	The exhaust fan and the associated VFD serving the level 1 classified areas will be fully redundant.

5.	Fan -powered HEPA filters

a.	Room-side replaceable media, EC motors with manual speed control, challenge port, aluminum exposed materials

6.	Diffusers and Return Air Grilles:

a.	Flush with ceiling, modular, perforated type.

7.	Fire/Smoke Dampers:

a.	Damper and actuator assembly approved by UL555S testing. Actuator outside of airstream. Rated per wall rating required.

F.	MATERIALS:

1.	Ductwork:

a.	Ductwork will be fabricated from zinc coated sheet metal steel conforming in construction and weight to the ASHRAE and SMACNA Guide, latest Edition. All

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

concealed indoor supply and return air ducts shall be insulated with R-4.2 minimum foil-faced fiberglass insulation. Outdoor supply and return air ducts shall be insulated with R-8 minimum foil-faced fiberglass insulation.

b.	Distribution ductwork downstream of main ducts shall be rectangular ducts of galvanized steel or pre-fabricated spiral lock-seam ducts and fittings.

c.	Final connection to ceiling diffusers and return air grilles in the office and common areas shall be made with a flexible duct.

d.	Ductwork to be used in the classified rooms will be cleaned at the fabrication facility and capped until installed.

2.	Specialty Exhaust Ductwork:

a.	Exhaust ductwork not exposed to high concentrations of chemicals will be constructed of galvanized steel.

b.	Fume hood exhaust ductwork will be constructed of 304 stainless steel from fume hood to main exhaust duct.

3.	Vibration Isolation:

a.

Spring isolators will be provided internally to isolate fans in air handling units and larger DX units. Smaller DX units to be provided with vibration isolation curbs as necessary. Spring hangers to be provided for VRF fan coil units.

4.	Piping:

a.	Heating Hot Water: Type “L” Copper tube pipe and wrought copper fittings up to 2” in diameter, Schedule 40 black steel pipe and fittings above 2” in diameter.

b.	Necessary valves and other piping accessories will be provided where required for system control.

c.

Hot water piping will be insulated with heavy density fiberglass with vapor barrier jacket. Exposed and insulated piping will be jacketed with aluminum. Per 2016 Title 24 Code: Minimum 1” thick for heating hot water piping below 1” in diameter. Minimum 1.5” thick for heating hot water piping above 1” in diameter.

5.	HVAC Controls (BMS):

a.

All control points from new equipment will be integrated into the BMS system via BACnet. The BMS will automatically start the systems and provide the necessary control, monitoring, alarms and trending required for energy management.

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

END OF SECTION

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BASIS OF DESIGN May 10, 2021

1.1	5505 Morehouse Drive – Artiva Tl

1.1.1	Electrical Systems Description

A.	Electrical Distribution

1.	Normal Utility Power/ Main Building Switchgear

a.	Provide power from existing SDGE service of 3000A 480Y/277V 3 phase 4 wire system.

b.	Suite shall be provided with a minimum 600A 480Y/277V 3 phase 4 wire normal power feed.

c.	Contractor shall coordinate with electrical engineer to provide complete short circuit, coordination and Arc Flash report for existing switchgear.

2.	Emergency/Standby Power

a.

Provide power from existing 500kw emergency power system consisting of a diesel fueled emergency generator in shell portion of project. Tenant space shall be provided with emergency distribution system to include panelboards and transformers that allow the tenant to have 5w/sqft.

b.	The following systems and equipment shall be supplied with emergency/standby power based upon Code requirements:

•	Emergency and exit lighting (if not supplied with internal batteries)

•	Fire/smoke dampers

•	Fire Alarm system

•	Smoke Evac System

•	Emergency Lighting systems

c.	The following processes and equipment shall be provided by emergency/standby power:

•	Building Management System (BMS)

•	Specialty lab equipment designated by tenant

•	Fume hood exhaust system equipment

•	Miscellaneous Equipment (as identified on equipment list)

•	Uninterruptible Power System (UPS) if provided by tenant

3.	Uninterruptible Power Systems (UPS)

a.	Essential production control systems and equipment shall be provided with a centralized uninterruptible power system if required by tenant.

4.	Distribution Equipment

a.	Panelboards

•

Panelboards for lighting and mechanical shall be 480Y/277V 3j 4W or 208Y/I20V 3j 4W and shall be located in electrical equipment rooms or flush in new walls. All new panelboards shall be rated for calculated fault current ratings.

•

All panelboards shall have bolt-on circuit breakers, 42-pole space, bus ratings (as indicated on the panel schedules), copper bussing, and shall be either surface or flush mounted (as indicated on plans).

•	Panelboards shall be provided with a copper ground bus. All new 208Y/I20V 3j 4W panelboards shall be provided with 200% rated neutral bus.

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BASIS OF DESIGN May 10, 2021

b.	Feeders

•

Feeders shall be copper conductors (Type T HHN or THWN) routed in electrometallic tubing (EMT), polyvinylchloride (PVC) conduit, or rigid galvanized steel (RGS) conduit. EMT shall be used in all indoor, concealed locations where the feeder is protected from damage or weather. RGS conduit shall be used in exterior applications or where the conduit may be exposed to physical damage. PVC shall be used for all below-grade applications.

•	Feeders shall be sized according to the singleline diagram in the construction documents.

•	Feeders shall be rack-mounted in accessible ceiling spaces or routed below grade under the slab.

5.	Branch Circuitry

a.	Conduit and Wire

•	Branch circuits for all lighting, power circuits serving convenience outlets, control power, etc. shall be nominally sized as 120V/277v 20A.

•	Branch circuits may be increased in size for specific loads or as necessary to prevent excessive voltage drop on longer circuits.

•	MC cable to be provided as needed for concealed wall wiring, and other approved locations.

6.	Electrical Devices

a.	Electrical devices including (receptacles and switches) shall be rated according to the load served.

b.	Electrical devices shall be white in color with white thermoplastic cover plates.

c.	Cover plates for receptacles and junction boxes shall be labeled indicating the circuit and panelboard from which the device is fed.

7.	Lighting Systems

a.	Fixtures shall be suitable for the application including the ability to provide egress illumination where required.

b.	Fixtures shall meet U.L. requirements and selection and placement of fixtures shall comply with ADA requirements.

c.	All lighting fixtures shall operate at 277V or 120V unless specifically noted otherwise.

d.	Fixture lamping and quantities must comply with the Title 24 energy budget.

•	Fixtures to be LED where possible to extend lamp life and reduce wattage

e.	Dimming drivers to be provided for all new fixtures unless specified otherwise.

f.	Photocell control shall be provided for all Title 24 required areas.

g.	Motion sensors shall be provided for all lab, office, storage and support areas.

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BASIS OF DESIGN May 10, 2021

8.	Lighting Control Systems

a.

Lighting control shall comply with Title 24 requirements (including over-ride control for automatically shutting the lights off at prescribed periods of time and the ability to over-ride the lighting control for up to two hours of use).

b.

Lighting control equipment shall include a programmable lighting control panel, relay panels (quantity as necessary), over-ride switches (distributed throughout the space), and interconnecting conductors._Control panel to be provided with required hardware and software for interface with mechanical energy management systems.

c.

Each office area shall be controlled by dual-level switching or dimming for local control. This design selection was chosen based on meeting the California State 2020 Title 24 requirements as well as giving a better automatic control reducing overall energy usage.

9.	Mechanical System Connections

a.	Power shall be provided from the 480Y/277V or 208/120V system for line voltage to mechanical equipment.

b.	Control power wiring regardless of voltage shall be by the mechanical contractor.

c.	Smoke control systems shall be provided and installed by mechanical.

d.	Motor starters and disconnect switches shall be provided by the electrical contractor according to the control wiring diagrams provided by the mechanical contractor.

10.	Telephone/Data Systems

a.	Telephone, security and data system 120V power connections at locations required.

b.	Provide conduit riser system as required for interconnection between floors.

c.	Cabling system design, system hardware, system cable and installation of signal system is not part of the electrical contract.

11.	Security Systems

a.	Provide required conduit, junction boxes and power sources for security devices.

12.	Grounding

Electrical grounding shall be provided as follows:

a.	Electrical code required systems and equipment grounding.

b.	Ground bus at telephone and data rooms

c.	Ground bus at laboratory and manufacturing areas where solvent use is identified for code required vessel grounding and bonding.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 22

BASIS OF DESIGN May 10, 2021

13.	Emergency Transfer Switch

a.	Automatic Transfer switch shall be furnished as 480V 3ph configuration type.

1.2	Electrical Systems Design Criteria

1.2.1	Codes, Guidelines and Standards

Electrical systems and equipment shall be designed to comply with the Codes, Guidelines, and Standards identified in NFPA 70, NFPA 70E and NFPA 110.

1.2.2	Power Systems

In general, electrical outlets to be provided to supply power to all offices, systems furniture, Conference Rooms, appliances, mechanical equipment, etc.

A.	Common Area Support

1.	One (I) duplex receptacle within 25 feet of all mechanical equipment for servicing and maintenance.

2.	One (I) duplex convenience receptacle for approximately every 250 square feet.

3.	At least one (I) duplex receptacle installed 40’-0” on center in circulation spaces.

B.	Coffee Stations

1.	At least two (2) duplex receptacles will be installed at each coffee station. In general, receptacles will be located above counter tops and will be of the GFCI type.

C.	Conference Rooms

1.	One (I) recessed, shared ganged floor mounted receptacle at conference room table. Location to be verified with table manufacturer.

2.	Large Conference Rooms: Two (2) recessed shared ganged floor mounted receptacle at each end of the table. Location to be verified with table manufacturer.

D.	MDF/IDF Rooms

1.

MDF/IDF room(s) shall be provided with a minimum of two (2) generator back up 120V, 20A branch circuits and two (2) 120V, 20A general-purpose receptacles will be required and must be supplied from the building’s normal distribution system. Coordinate with tenant for exact requirements.

E.	Offices/Open Office Areas

1.	Connections to systems furniture in open office areas will utilize floor mounted outlets where concealed wall space is unavailable.

2.

Systems furniture shall be supplied with three (3) dedicated branch circuits to each cluster of six cubicles for three-circuit configurations. Four (4) dedicated branch circuits shall be provided to each cluster of eight cubicles for four-circuit configurations.

3.	Special purpose outlets will be installed for all specialized equipment such as printers, copiers, fax machines and appliances.

F.	Restrooms

1.	At least one (I) duplex receptacle will be installed in each restroom. Typically, receptacles will be located above the vanity and will be of the GFCI type.

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BASIS OF DESIGN May 10, 2021

G.	Storage Rooms

1.	At least one (I) duplex receptacle installed.

H.	Testing

1.	Contractor to provide electrical GFI testing, breaker testing and cable Meggar testing for entire electrical system. Breaker testing shall be done on all circuit breakers 400A and above.

I.	Coordination Study and Arc Flash Study

1.	Contractor to engage approved engineer to perform a complete coordination study and Arc Flash report with labeling for entire Tl project

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 24

Schedule 3

Initial Premises Critical Dates Schedule and Project Schedule1

Based on 04/19/2021 NTP Date	*Tenant Improvement

Final CP-4 Space Plan	04/27/2021

Final CP-5 Space Plan	06/07/2021

Final Artiva Equipment List	05/12/2021

Tl: CP-4 Design Development Complete	05/28/2021 (Followed by 5 day review and approval)

Tl: CP-5 Design Development Complete	06/21/2021 (Followed by 5 day review and approval)

City Permit Approval (C&S: CP-2)	05/04/2021

City Permit Submittal Complete (TI: CP-4) (Submit for plan check)	07/20/2021 (Followed by 5 day review and approval)

City Permit Submittal Complete (TI: CP-5) (Submit for plan check)	08/03/2021 (Followed by 5 day review and approval)

City Permit Approval (TI: CP-4)	10/14/2021

City Permit Approval (TI: CP-5)	10/28/2021

CP-4 Substantial Completion	04/15/2022

CP-5 Substantial Completion	06/14/2022

*	Review and approval dates are to be business days.

If any of the stages noted above (e.g., Space Plan, Schematics etc.) is not finalized and approved by Tenant and Landlord within the applicable 5, 10 or 15-day period noted above after initial delivery to Tenant for review, then each day thereafter until applicable stage is finalized shall constitute Tenant Delay (unless failure to complete such stage resulted from Landlord’s failure to provide a response within the required time period).

[1]	References in this Schedule 3 to “CP-4” mean the “Initial Premises”.

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Schedule 4

Core & Shell Specifications

SHELL AND CORE DESCRLPTION 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

1.0	Architectural and Structural Shell and Core Description

1.1 Building Description	General Description
	Year Building Shell Constructed:	1985
	Governing Building Code:	1982 UBC

	Number of Stories above Grade:	3
	Number of Stories below Grade:	1 (parking)

	Type of Construction per California Building Code:	Type II- B
	Type of Occupancies per California Building Code:	B, S-2
	Occupancy Separations:	2-HR (B-1st, 1st-2nd,2nd-3rd)
	Hazardous Material Control Areas:	See Section 2.2 and Exhibit 1
	Fire Sprinklers:	Yes
	Structural Frame:	Steel, 2-HR (except the roof)
	Exterior Walls	Curtainwall; Non-rated
	Floor Construction:	Concrete Fill, Steel Pan, 2-HR
	Roof Construction:	Concrete Fill, Steel Pan,
Non-rated; TPO membrane

1.2 Control Areas	Life science buildings need to house hazardous materials that are used in scientific research. In buildings of B occupancy, the building code (CBC Section 414) requires that hazardous materials be contained in areas called control areas.

Each control area is permitted to have a maximum allowable quantity of hazardous materials, and each control area must be separated by fire resistive construction as outlined in the building code. Each floor level is permitted to have a certain number of control areas and a certain percentage of the maximum allowable quantities of hazardous materials.

The first floor of a building is permitted to have four control areas, and each area is permitted to hove 100% of the maximum allowable quantities of hazardous materials.

The second level of a building is allowed to have three control areas but the percentage of the maximum allowable quantities of hazardous materials is limited to 75% of the maximum allowed.

The third level of the building is allowed to have two control areas but the percentage of the maximum allowable quantities of hazardous materials is limited to 50% of the maximum allowed.

The first level of a basement can also have three control areas but the percentage of the maximum allowable quantities of hazardous materials is limited to 75% of the maximum allowed.

The maximum allowable quantity of hazardous materials can be doubled in each control area if the building is sprinklered, and this quantity can be doubled again if the quantities ore contained in one-hour fire resistive cabinets.

1.1

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SHELL AND CORE DESCRIPTION 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Control areas must be separated by one or two-hour fire resistive construction per CBC 414 when the tenant improvement are constructed. Fire rated construction can be constructed of various assemblies (I.e. spray applied fire proofing or gypsum board assemblies).

1.3 Restrooms	Each floor is being provided with a set of restroom with four plumbing fixtures for men and four plumbing fixtures for women. Each restroom has two lavatories and are accessible to the disabled. Finishes will be as follows:

• Floors and wet walls will be finished with porcelain tile (Full height on wet walls)

• Vinyl wall covering or point above tile and on non-wet walls.

• Stone slab countertops with full coverage laminate aprons.

• Full height toilet partitions

• Stainless steel Bobrick accessories

• Drywall ceilings with recessed lights and cove lighting above toilets, urinals and mirrors

1.4 Elevators	There two passenger elevators and one service elevator. One passenger elevator has a capacity of 2,500 lbs. and the other passenger elevator has a capacity of 3,000 lbs. The service elevator is capable of lifting up to 5,000 lbs . and accommodating a 8’ long fume hood.

1.5 Stairs	The building has two exit stairs. One stair connects the first floor through the third floor and exits out the main lobby on the first floor. The second stair connects roof access all the way down to the basement level and exits at the basement level.

1.6 Structural Description	Overview
The existing building is steel framed with a ground level partial subterranean pre-cast concrete framed basement.

Gravity System

The existing building is a three-story steel-framed moment frame structure over a single level of partial subterranean parking . An existing seismic joint occurs between the north and south portions of the building, which is located on the cast side along the south side of the core stair. The existing first-floor level is framed with 20 inch deep pre-cast concrete double tees supported by pre-cast concrete girders and perimeter masonry bearing walls.

The existing second and third-floor framing consists of 3 inch composite deck with 2-1/2 inch thick concrete topping which act compositely with wide flange beams through the use of shear studs. The existing roof framing consists of a 3 inch composite deck with 2-1/2 inch thick concrete topping which act compositely with wide flange beams through the use of shear studs. A computer model analysis of the second and third floor framing was performed, and it was determined that the existing floor has the capacity to support at least 125 PSF with in the typical framed areas (structural bays are 20’ wide by 38’ to 42’ long).

1.2

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 27

SHELL AND CORE DESCRIPTION 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

A new atrium structure will be centered between the two buildings. The west side of the atrium will contain conference huddle rooms at each floor level, steel framed and aligned with the existing building floors. Seismic joints will occur at the 3 sides of these huddle room where adjacent to the existing floor. The east side of the atrium will have a pedestrian bridge at the second and third floor connected to the south existing building. A seismic joint will occur at the north end of the bridge.

New steel framed exit stairs in the lobby will occur at the south east side of the pedestrian bridge. The stair will extend from the first floor to the third floor. The new floors at the atrium areas will consist of 3 inch deep metal deck with 2 1/ 2 inch light weight concrete topping.

Roof construction of the atrium consists of 3 inch steel deck supported by steel beams. The roof will be Support on posts extended from the top of the existing building columns with slide bearing connections.

Lateral Force Resisting System

The existing lateral force resisting system consists of the floor and roof systems acting as horizontal diaphragms which transfer lateral forces to the vertical elements of the lateral force resisting system which consist of steel moment frames. We anticipate that the proposed improvements will not require seismic upgrade to the existing lateral force resisting system.

The atrium roof will consist of a stand-alone structure with braced frames providing lateral resistance. The braced frames with either be buckling-restrained braced frames or special concentric braced frames.

Foundation System

The existing foundation system consists of caissons that vary in depth to support the building on formational soils.

1.3

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5505 Morehouse – Core & Shell 5/10/2021

BASIS OF DESIGN

MECHANICAL

A.	GENERAL:

1.	All work shall be in conformance with current applicable codes, standards and references as adopted by the authorities having jurisdiction including, but not limited to:

a.	California Building Code (CBC)

b.	California Mechanical Code (CMC)

c.	California Plumbing Code (CPC)

d.	California Fire Code (CFC)

e.	California Code of Regulations (CCR) – Title 24

f.	Applicable local codes and ordinances.

B.	REQUIREMENTS:

1.	Summer-Winter HVAC for laboratory, office and ancillary support areas on all floors.

2.	Building mechanical air exhaust systems for all laboratories.

3.	Building mechanical air exhaust systems for all restrooms and other spaces requiring general exhaust.

4.	Specialty exhaust systems to handle fumes from the laboratory fume hoods as necessary.

C.	MECHANICAL SYSTEMS:

1.	Lab Areas

a.

1st floor south and 2nd floor labs: New 100% outside air modular air handling units with hot water heating coils and chiller water cooling coils, CAV boxes with hot water reheat coils, hot water piping, supply air ducts, diffusers, BMS controls, testing and balancing.

b.

1st floor north labs: New 100% outside air rooftop packaged unit with hot water coils, CAV boxes with hot water reheat coils, hot water piping, supply air ducts, diffusers, BMS controls, testing and balancing.

c.	New rooftop utility set exhaust fans, exhaust CAV boxes for general exhaust, constant volume venturi valves for fume hoods, exhaust air ducts, diffusers, BMS controls, testing and balancing.

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5505 Morehouse – Core & Shell 5/10/2021

BASIS OF DESIGN

MECHANICAL

d.

New outdoor-rated heating hot water plant including two (2) high efficiency natural gas-fired boilers with primary pumps, two (2) secondary pumps with VFD, expansion tank, buffer tank, chemical pot feeder, associated heating hot water distribution piping, BMS controls, testing and balancing.

2.	Office Areas

a.	Office Areas: Variable Refrigerant Flow DX Systems, supply and return ductwork, refrigerant piping, diffusers, thermostat installation, testing and balancing.

b.	One separate VRF system will serve each office area. Four (4) existing VRF condensing units will be used to serve the 1st & 2nd floor offices.

3.	Atrium

a.	New 100% OSA rooftop packaged heat pump, supply and return ductwork, diffusers, thermostat installation, testing and balancing.

b.	Exhaust fans & make-up air as needed for smoke control.

4.	Central Plant

a.	An existing 160 Ton rooftop chilled water plant including chiller, chilled water pumps, and chilled water piping loop shall be re-used to serve the 1st and 2nd floor lab AHUs.

D. DESIGN CRITERIA:

1. Outdoor design conditions:

a. Summer:	91°F DB, 72°F WB
l7°F DB outdoor daily range

b. Winter:	32°F DB

2. Indoor design conditions:

a. Laboratory:	72°F DB ±2°F DB
≤60% RH

a. Office:	74°F ±2°F DB
No Humidity Control

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 30

5505 Morehouse – Core & Shell 5/10/2021

BASIS OF DESIGN

MECHANICAL

3.	Air Change Rate:

a.	The air change rate in the lab areas will be at least 11 air changes per hour, based on 9 ft ceiling height.

b.	The air change rate in the office areas will be dictated by loads.

4.	Noise Level:

a.	All lab areas will be designed for a maximum noise level of NC-55, office areas will be designed for NC-35 and conference rooms will be designed for NC-30.

E.	EQUIPMENT:

1.	100% OSA packaged DX air conditioners: Horizontal draw thru unit(s) complete with pre-filters, final filters, heating coil, cooling coil and centrifugal plenum fans.

2.	100% OSA modular Air Handling Units: Horizontal draw thru unit(s) complete with pre-filters, final filters, hot water heating coil, DX cooling coil and centrifugal plenum fans.

3.

Variable refrigerant flow (VRF) systems: Outdoor Condensing Units with condenser coils, compressors, AC inverter. Indoor Heat Recovery Units. Indoor Fan Coil Units with evaporator coils, filters, fans.

4.	Unitary Packaged Units: Horizontal draw thru unit(s) complete with pre-filters, final filters, DX cooling and heating and centrifugal fans.

5.	Building Exhaust Fans:

a.	Labs: SISW arrangement 10 centrifugal exhaust fans with Bl centrifugal wheel or Class I airfoil wheel.

b.	General: Roof mounted downblast centrifugal fans.

6.	Diffusers and Return Air Grilles:

a.	Flush with ceiling, modular, perforated type.

7.	Fire/Smoke Dampers:

a.	Damper and actuator assembly approved by UL555S testing. Actuator outside of airstream. Rated per wall rating required.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 31

5505 Morehouse – Core & Shell 5/10/2021

BASIS OF DESIGN

MECHANICAL

F.	MATERIALS:

1.	Ductwork:

a.

Ductwork will be fabricated from zinc coated sheet metal steel conforming in construction and weight to the ASHRAE and SMACNA Guide, latest Edition. All concealed indoor supply and return air ducts shall be insulated with R-4.2 minimum foil-faced fiberglass insulation. Outdoor supply and return air ducts shall be insulated with R-8 minimum foil-faced fiberglass insulation.

b.	Distribution ductwork downstream of main ducts shall be rectangular ducts of galvanized steel or pre-fabricated spiral lock-seam ducts and fittings.

c.	Final connection to ceiling diffusers and return air grilles in the office and common areas shall be made with a flexible duct.

2.	Specialty Exhaust Ductwork:

a.	Exhaust ductwork not exposed to high concentrations of chemicals will be constructed of galvanized steel.

b.	Fume hood exhaust ductwork will be constructed of 304 stainless steel from fume hood to main exhaust duct.

3.	Vibration Isolation:

a.

Spring isolators will be provided internally to isolate fans in air handling units and larger DX units. Smaller DX units to be provided with vibration isolation curbs as necessary. Spring hangers to be provided for VRF fan coil units.

4.	Piping:

a.	Heating Hot Water: Type “L” Copper tube pipe and wrought copper fittings up to 2” in diameter, Schedule 40 black steel pipe and fittings above 2” in diameter.

b.	Necessary valves and other piping accessories will be provided where required for system control.

c.

Hot water piping will be insulated with heavy density fiberglass with vapor barrier jacket. Exposed and insulated piping will be jacketed with aluminum. Per 2016 Title 24 Code: Minimum 1” thick for heating hot water piping below 1” in diameter. Minimum 1.5’’ thick for heating hot water piping above 1” in diameter.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 32

5505 Morehouse – Core & Shell 5/10/2021

BASIS OF DESIGN

MECHANICAL

5.	HVAC Controls (BMS):

a.

All control points from new equipment will be integrated into the BMS system via BACnet. The BMS will automatically start the systems and provide the necessary control, monitoring, alarms and trending required for energy management.

END OF SECTION

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 33

5505 Morehouse – Core & Shell 5/10/2021

BASIS OF DESIGN

PLUMBING

A.	GENERAL:

1.	The Plumbing Systems shall be designed in accordance with the latest of listed applicable codes, standards, and authorities having jurisdiction, including, but not limited to:

a.	2019 California Plumbing Code

b.	2019 California Building Code

c.	2019 California Mechanical Code

d.	2019 California Fire Code

e.	Fire Department Regulations

f.	Applicable local codes and ordinances

B.	SYSTEM REQUIREMENTS:

1.

Domestic Cold Water (DCW): The new Domestic Cold Water (DCW) piping shall be connected to the existing 2” DCW water meter and backflow preventer outside of building near Morehouse drive. A new 3” domestic cold-water line shall be installed and routed from existing water meter to inside of building. The new 3” service shall serve the new ICW system, new core restrooms, janitors sink, and future tenant improvement spaces.

2.

Domestic Hot Water (DHW) shall be provided by a new 120 CFH natural gas water heater with recirculation system. The new water heater shall be located in a new plumbing equipment room with Dl skid, air compressor and vacuum pump (location TBD). The new water heater shall serve new core restroom, janitors sink sinks and future tenant improvement spaces.

3.

Industrial Cold Water (ICW) shall be provided by a new 2” backflow preventer connected to the new 3” DCW system. ICW shall serve the new IHW water heater, Dl skid, mechanical equipment, and future tenant improvement spaces.

4.

Industrial Hot Water (IHW) shall be provided by a new 150 CFH natural gas water heater with recirculation system. The new water heater shall be located in a new plumbing equipment room with Dl skid, air compressor and vacuum pump (location TBD). The new industrial water heater shall serve future tenant improvement spaces.

5.

Deionized Water (DI): The Dl system shall be served by a new 40 gpm RO/ Dl System with a 2” loop. The Dl skid shall be located in new plumbing equipment room with water heaters (2), air compressor and vacuum pump. (location TBD). The new Dl system shall serve future tenant improvement spaces.

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BASIS OF DESIGN PLUMBING	5505 Morehouse – Core & Shell 12/07/2020

6.

Sanitary Waste (SW): A new SW system will be provided by connection to the existing 4” sanitary waste system by gridline A-4 and 2. The new SW system will serve the new core restrooms, janitors sinks, plumbing equipment floor sinks roof receptors and future tenant improvement spaces.

7.

Industrial Waste (IW): A new 4” new IW system will connect to the existing 6” sanitary waste system outside the building with a sample port installed prior to connection. The IW system shall serve plumbing equipment floor sinks and future tenant improvement spaces.

8.

Natural Gas: Natural gas shall be provided by replacing the existing 1500 cfh medium pressure gas meter with a new 4500 cfh medium pressure gas meter. The existing gas meter is located at the north west corner of the building. The new 4500 cfh mpg meter shall serve new HHW boilers and new domestic and industrial water hunters. Gas pressure regulators shall be installed as need.

9.

Storm Drain (SD): (1) new roof drain will be added for the new atrium roof. And (2) existing roof drains shall be relocated for the new atrium roof otherwise the existing storm drain system supporting existing roof drains and deck drains shall remain as-is. Modifications will be made only if needed.

10.	Condensate (CD): The condensate system shall connect to new M&P equipment and routed to an approved receptor.

11.

Compressed Laboratory Air (CA): The CA system shall be served by a new oil free air compressor with a receiver and a desiccant air dryer (size TBD). Compressed air equipment shall be located in a new plumbing equipment room (location TBD).). CA system shall serve future tenant improvement spaces.

12.

Vacuum (VAC): VAC shall be served by new Rotary Vane vacuum pumps with storage tank (size TBD). Vacuum equipment shall be located in a new plumbing equipment room (location TBD) VAC shall serve future tenant improvement spaces.

13.	Nitrogen (N2): N2 shall be served by a new bulk tank located outside (location TBD.) N2 shall serve future tenant improvement spaces.

14.	Specialty gas (SG): Such as Argon, and CO2 are not included at this time. However, if required in future will be piped from cylinders located within the plumbing equipment room at required lab space.

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BASIS OF DESIGN PLUMBING	5505 Morehouse – Core & Shell 12/07/2020

C.	DESIGN CRITERIA:

1.

Vacuum (VAC): Outlets shall be sized at approximately 21” Hg and 1 CFM per outlet. A usage (percentage) factor shall be utilized in determining pipe sizing based on the total number of outlets and connected equipment loads.

Laboratory outlets diversity factor:

a. 1-10 = 100%

b. 11-30 = 80%

c. 31-60 = 60%

d. 61-200 = 50%

2.

Compressed Laboratory Air (CA): Oil-free, 100 psig stored in dry air receiver; air shall be dried to a dewpoint of -40°F and filtered through a 0.3 micron rated filter. The air shall be regulated to 90 psig and sized for 1 CFM per outlet. A usage (percentage) factor shall be utilized in determining equipment and pipe sizing based on the total number of outlets and connected equipment loads.

Laboratory outlets diversity factor:

a. 1-10 = 100%

b. 11-30 = 80%

c. 31-80 = 60%

d. 81-200 = 50%

3.

Nitrogen (N2) Served by a bulk tank and vaporizer (provided by others). N2 shall be regulated to 90 psi and sized for 1 CFM per outlet. A usage (percentage) factor shall be utilized in determining pipe sizing based on the total number of outlets and connected equipment loads.

Laboratory outlets diversity factor:

a. 1-10 = 100%

b. 11-30 = 80%

c. 31-80 = 60%

d. 81-200 = 50%

4.

Deionized Water (D1): The piping system shall be sized for 1 gallon per minute (GPM) of flow at each faucet and for maximum demand of each equipment item. A usage (percentage) factor shall be utilized in determining equipment and pipe sizing based on the total number of outlets and connected equipment loads. The piping system shall be drainable.

Laboratory outlets diversity factor:

a. 1-10 = 100%

b. 11-30 = 80%

c. 31-80 = 60%

d. 81-200 = 50%

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BASIS OF DESIGN PLUMBING	5505 Morehouse – Core & Shell 12/07/2020

5.	Natural Gas: The piping system shall be sized per Section 12 of the 2019 CPC.

6.

Domestic and Industrial Water: The piping system shall be sized for maximum velocity of 8.0 feet per second on the cold water and 5.0 feet per second on the hot water piping as per Appendix A of the 2019 CPC.

7.	Sanitary and Industrial Waste/Vent: The piping system will be sized per Section 7 of the 2019 CPC.

D.	MATERIALS:

1.	Sanitary Waste and Vent Piping: (Above grade) No-hub cast iron pipe and fittings. (Below grade) Sch 40 PVC pipe and fittings.

2.

Hot and Cold-Water Piping: Type ‘L’ hard-drawn copper and wrought copper fittings. Joints shall be lead-free solder or Pro-Press. All hot water supply piping shall be insulated with not less than the diameter of the pipe up to 2”. larger pipe shall be 2” insulation per Section 609.11 of the 2019 CPC.

3.	Condensate Drain Piping: Type ‘M’ copper tube and wrought copper fittings. Joints shall be lead free solder, or Pro-Press.

4.

Gas Piping: Sizes 2 inches and smaller shall be Schedule 40 black steel with black malleable iron screwed fittings. Sizes 2-1/2” and larger shall be Schedule 40 black steel pipe, ASTM A120, with standard tube-turn welded fittings, or Mega-Press. All outdoor piping shall be galvanized.

5.	Compressed Air: Oxygen grade, cleaned and capped type ‘L’ hard-drawn copper tubing and wrought copper fittings with silver brazed joints.

6.	Nitrogen: Oxygen grade, cleaned and capped type ‘L’ hard-drawn copper tubing and wrought copper fittings with silver brazed joints.

7.	Industrial Waste and Vent Piping: Single wall polypropylene piping with socket fusion welded drainage fittings. Accessible fixture P-trap shall have mechanical joint fittings.

8.	Vacuum Piping: Type ‘L’ hard-drawn copper tubing with wrought copper fittings. Joints shall be lead free solder or Pro-Press.

9.	Deionized Water Piping: Pigmented polypropylene piping with socket fusion welded fittings.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 37

BASIS OF DESIGN PLUMBING	5505 Morehouse – Core & Shell 12/07/2020

E.	FIXTURES:

1.	Water Closets. Kohler Kingston with Sloan 111 ESS hard wired flush valves

2.	Urinals. Kohler Bardon K-4904-ET-0 with Sloan 186 ESS hard wired flush valves

3.	Lavatory’ s. Kohler Caxton under mount lavatory with Sloan Optima EAF 255 hardwired sensor faucet.

4.	Floor Drains: Watts FD-100-A epoxy coated cast iron with bronze strainer.

5.	Floor sinks: Watts, FS-740 porcelain enamel coated interior.

6.	Mop Sink: Kohler K-6710 floor mounted with Chicago 897 CP wall mounted faucet.

7.	Backflow preventer. Watts LF919QT

8.	Roof Receptor: Watts RD-400

F.	EQUIPMENT:

1.	Air Compressor: oil-free, Open Scroll - Powerex triplex 15HP

2.	Air Dryer: Twin Desiccant type air dryer (-40°F dew point). (Size TBD)

3.	Air Receivers: 240 gallon

4.	Dl Skid: Waterworks 40 gpm. unit

5.	Vacuum pump: Laboratory lubricated vane - Powerex duplex 10 HP

6.	Domestic Water Heater: AO Smith BTH 120. 60 gal. 120 cfh.

7.	Industrial Water Heater: AO Smith BTH 150. 100 gal. 150 cfh.

END OF SECTION

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 38

BASIS OF DESIGN May 11, 2021

1.1	5505 Morehouse Drive

1.1.1	Electrical Systems Description

A.	Electrical Distribution

1.	Normal Utility Power/ Main Building Switchgear

a.	New 3000A 480Y/277V 3 phase 4 wire service. See Load Summary Allowance below.

b.	Provisions for future tenant separate Electrical distribution.

c.	Complete short circuit, coordination and Arc Flash report for switchgear.

2.	Emergency/Standby Power

a.	New 500kw emergency power system consisting of a diesel fueled emergency generator, automatic transfer switch, and dedicated emergency power distribution panels.

b.	The following systems and equipment shall be supplied with emergency/standby power based upon Code requirements:

•	Emergency and exit lighting (if not supplied with internal batteries)

•	Ventilation systems serving core atrium areas.

•	Fire/smoke dampers

•	Fire Alarm system

•	Smoke Evac System

•	Emergency Lighting systems

c.	The following processes and equipment should be provided with emergency/standby power:

•	Building Management System (BMS)

•	Lab equipment and support HVAC equipment

•	Required exhaust system equipment

3.	Uninterruptible Power Systems (UPS)

a.	Building electrical systems are capable of UPS integration if required by tenant or landlord.

4.	Distribution Equipment –

a.	Panelboards

•

Panelboards for lighting and mechanical: 480Y/277V 3j 4W or 208Y/120V 3j 4W, located in electrical equipment rooms or flush in new walls. All new panelboards rated for calculated fault current ratings.

•

All panelboards furnished with bolt-on circuit breakers, 42-pole space, bus ratings (as indicated on the panel schedules), copper bussing, and shall be either surface or flush mounted (as indicated on plans).

•	Panelboards provided with a copper ground bus. All 208Y/120V 3j 4W panelboards are provided with 200% rated neutral bus.

b.	Feeders

•

Feeders: copper conductors (Type THHN or THWN) routed in electrometallic tubing (EMT), polyvinylchloride (PVC) conduit, or rigid galvanized steel (RGS) conduit. EMT used in all indoor, concealed locations where the feeder is protected from damage or weather. RGS conduit is used in exterior applications or where the conduit may be exposed to physical damage. PVC used for all below-grade applications.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 39

BASIS OF DESIGN May 11, 2021

•	Feeders sized according to the singleline diagram in the construction documents.

•	Feeders rack-mounted in accessible ceiling spaces or routed below grade under the slab.

5.	Branch Circuitry –

a.	Conduit and Wire

•	Branch circuits for all lighting. power circuits serving convenience outlets, control power, etc. furnished as 120V 20A circuits.

•	Branch circuit increase in size for specific loads or as necessary to prevent excessive voltage drop on longer circuits.

•	MC cable provided as needed for concealed wall wiring, and other approved locations.

6.	Electrical Devices

a.	Electrical devices including (receptacles and switches) are rated according to their load served.

b.	Electrical devices provided as white in color with white thermoplastic cover plates.

c.	Cover plates for receptacles and junction boxes are labeled indicating the circuit and panelboard from which the device is fed.

7.	Lighting Systems –

a.	Fixtures are suitable for the application including the ability to provide egress illumination where required and shown on plans.

b.	Fixtures meet U.L. requirements and selection and placement of fixtures shall comply with ADA requirements.

c.	All lighting fixtures operate at 277V or 120V unless specifically noted otherwise.

d.	Fixture lamping and quantities comply with the Title 24 energy budget.

•	Fixtures are LED type to extend lamp life and reduce wattage

e.	Dimming ballasts provided for all new fixtures unless specified otherwise.

f.	Photocell control provided for all Title 24 required areas.

g.	Motion sensors provided for all lab, office. storage and support areas.

h.	Lighting design based on meeting the LEED requirements of the project.

8.	Lighting Control Systems –

a.

Lighting control complies with Title 24 requirements (including over-ride control for automatically shutting the lights off at prescribed periods of time and the ability to over-ride the lighting control for up to two hours of use).

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BASIS OF DESIGN May 11, 2021

b.

Lighting control equipment includes a programmable lighting control panel, relay panels (quantity as necessary), over-ride switches (distributed throughout the space), and interconnecting conductors._Control panel is provided with required hardware and software for interface with mechanical energy management systems.

c.

Each area is controlled by multi-level switching or dimming for local control. This design selection was chosen based on meeting the California State 2020 Title 24 requirements as well as giving a better automatic control reducing overall energy usage.

9.	Mechanical System Connections

a.	Power supplied from the 480Y/277V or 208/I20V system for line voltage to mechanical equipment.

b.	Control power wiring regardless of voltage provided by the mechanical contractor.

c.	Smoke control systems provided and installed by mechanical.

d.	Motor starters and disconnect switches provided by the electrical contractor according to the control wiring diagrams provided by the mechanical contractor.

10.	Telephone/Data Systems

a.	Telephone, security and data system I20V power connections at locations required.

b.	Conduit riser system as required for interconnection between floors.

c.	Cabling system design, system hardware, system cable and installation of signal system is not part of the electrical contract.

d.	Conduit sleeves provided between floors as required.

11.	Security Systems

a.	Furnished required conduit, junction boxes and power sources for security devices.

12.	Grounding

Electrical grounding provided as follows:

a.	Electrical code required systems and equipment grounding.

b.	Ground bus at telephone and data rooms

c.	Ground bus at laboratory and manufacturing areas where solvent use is identified for code required vessel grounding and bonding.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 41

BASIS OF DESIGN May 11, 2021

13.	Emergency Transfer Switch

a.	Automatic Transfer switches at 480V are Bypass Isolation types.

1.2	Electrical Systems Design Criteria

1.2.1	Codes, Guidelines and Standards

Electrical systems and equipment designed to comply with the Codes, Guidelines, and Standards identified in NFPA 70, NFPA 70E and NFPA 110.

1.2.2	Power Systems

In general, electrical outlets suppling power to all core and shell supporting equipment, appliances, mechanical equipment, etc.

A.	Building Support

1.	One (1) duplex receptacle within 25 feet of all mechanical equipment for servicing and maintenance.

2.	At least one (1) duplex receptacle installed in each occupied space.

B.	MDF/IDF Room(s)

1.	One 120V, 20A general-purpose receptacles supplied from the building’s normal distribution system.

C.	Restrooms

1.	At least one (1) duplex receptacle will be installed in each restroom. Typically, receptacles will be located above the vanity and will be of the GFCI type.

D.	Storage Rooms

1.	At least one (1) duplex receptacle installed.

E.	Testing

1.	Contractor provided electrical GFI testing. breaker testing and cable Meggar testing for entire electrical system. Breaker testing done on all circuit breakers 400A and above.

F.	Coordination Study and Arc Flash Study

1.	Contractor has engaged an engineer to perform a complete coordination study and Arc Flash report with labeling for entire building electrical systems.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 42

BASIS OF DESIGN May 11, 2021

LOAD SUMMARY ALLOWANCE

Main Utility Power	3000A 480Y/277V 3PH 4W
	VA LOAD	AMP LOAD
75,000 Squre Feet	2000000	2406.7
		0.0
		0.0
		0.0

TOTAL	2000000	2406.7	AMPS

Building Overall
75000	SqFt I VA Load =	26.7 W/SFFT

LOAD SUMMARY ALLOWANCE Lab Area Only

Generator Power 500KW	1000A 480Y/277V 3PH 4W
	VA LOAD	AMP LOAD
		0.0
Smoke Evac	187000	225
Emergency Lighting	50000	60.2
Tenant E power	375000	451.3

TOTAL	612000	736.5	AMPS

GENERATOR Overall
70000	SqFt / VA Load =	5.35 W/SFFT

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 43

Schedule 5

Project Responsibility Matrix

DESCRIPTION	ALLOCATION
	Provided by Landlord as part of Core & Shell	Provided by Landlord as part of the Tenant Improvement Fund	Provided by Tenant at Tenant Cost
GENERAL
Parking spaces provided (108)	X

Permits & Fees
Building Core & Shell Permit & Fees	X
All Tenant Improvement Permits & Fees		X

SITEWORK
Designated Loading Area	X
Trash Enclosure (in Garage)	X
New Generator Enclosure	X
Central Plant/Service Yard Equipment and Enclosure	X
Existing Sanitary Sewer Connection (6”)	X
Existing Storm Drain Connections	X
Existing SDG&E Service	X
Existing Domestic Water Service (3”) & Backflow Preventer	X
Existing Fire Water Service (4”)	X

Exterior Nitrogen (N2) Bulk Tank (1500 gallons) including Exterior Enclosure with concrete pad and screening element. Also includes Type K Copper Piping extending underground from N2 Enclosure to riser located in building. Includes N2 riser within building.

X
Monument Signage for Tenant		X
Site FF&E (No site FF&E currently proposed, Tenant cannot use TIA for this item)			X

LANDSCAPING
New ADA Pathway from right-of-way to building entry	X
Existing Landscaping	X
Existing Hardscape	X

STRUCTURE
Existing steel frame structure over pre-cast columns and double-tees	X
New MEP Equipment Pads and Supplemental Support for Warm Up	X
New MEP Equipment Pads and Supplemental Support for redundant supply and redundant exhaust fans for Tenant Improvement		X
Existing Shaft Opening to remain or be infilled as needed	X
New Shaft Openings for Warm Shell lnfrastructure	X
New Shaft Openings for Tenant Infrastructure		X
Egress Stairs as required by code	X

ROOFING
Class ‘A’ roofing system and insulation	X
Existing Roof Penetrations	X
New Roof Penetrations for Warm Shell Equipment	X
New Roof Penetrations for Tenant Equipment		X

EXTERIOR
New water-tight base building exterior skin system	X
Base Building Entrances	X
Building mounted Tenant signage in accordance with City of San Diego rules and regulations		X
Roof screen designed to obscure Warm Shell rooftop equipment.	X

COMMON AREAS
New enclosed atrium/lobby, including interior finishes	X
L1-L3 Feature Stair & Bridge, including: Permanent Guardrails, permanent seismic joint covers, Flooring, Ceilings/Sottits/Vertical Fabrications, Partitions, and Lighting	X
New Restrooms & Janitor’s Closets, including Partitions, Finishes, Mechanical and Electrical Systems, Equipment, Fixtures.	X
Base building finishes in Elevator Machine Room(s)	X
West Egress stairway with new finishes to be determined by landlord	X
Code required signage for all base building rooms (Elevator Machine Room(s) and MPOE/Main Electrical Room).	X
Main Electrical Room and MPOE rooms.	X
Common Electrical, IDF, Tele Data Rooms	X
Elevators with standard finishes (Qty (2) 4-stop hydreulic elevators by Otis)	X
New 4-stop, 5,000lb Capacity service elevator	X
HazMat Storage Shed			X

WINDOW TREATMENT
Interior Window Treatments		X
Manual Mechoshades		X
Blocking, Perimeter Soffit/Window Treatment Support		X

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TENANT AREAS
Building interiors delivered in shell condition	X
Drywall at inside face of exterior walls		X
Finishes at inside face of exterior walls		X
L1-L2 Interior Glazing/Walls and Doors at Huddle Room inside Atrium.	X
Perimeter soffits at exterior walls.		X
Finishes at inside face at Tenant side of core partitions		X
Electrical closets within Tenant Premises		X
Tenant Tele/data/IDF rooms		X
Tenant break or kitchen areas		X
Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, and buildout.		X
Wire shelving & chemical racking systems			X
All casework in tenant areas		X
Fixtures, Furniture, Equipment (FF&E)			X
Lab equipment, including but not limited to: biosafety cabinets, freezers/refrigerators, storage racks, incubators, etc.			X
(2) 8’ fume hoods, small autoclave/point-of-use boiler, and (2x) under counter glass-wash units with DI rinse		X
(2)Dishwashers, (4) refrigerators, garbage disposals, and hands-free faucets at sinks that will remain with the property		X
Audio Visual Equipment, low-voltage cabling, and associated supports			X
All interior code required signage for Tenant Premises		X
All wayfinding signage and tenant specific signage for branding purposes (except the building signage and monument signage)			X

FIRE PROTECTION
Existing Fire Protection System, in shell condition	X
Modification of sprinkler branch and main piping and head locations to suit Tenant layout & hazard index		X
Specialized extinguishing systems			X
Fire extinguishers and cabinets at Tenant Premises		X
Painting of any fire sprinkler piping in tenant premises		X

PLUMBING
Existing Building Sanitary Waste and Vent System	X
Existing Domestic Water System	X
Domestic Water Heater	X
Industrial Water Heater	X
Existing Roof Drainage System	X
Plumbing risers, fixtures, piping for new restrooms & janitor closets	X
Plumbing distribution within tenant spaces		X
House systems for tenant’s shared use: RODI water, compressed dry air, lab vacuum, N2	X

NATURAL GAS
Existing Natural Gas Service	X

HEATING, VENTILATION, AIR CONDITIONING

Existing Mechanical Equipment to be reused includes one (160-ton chiller manufactured by Carrier in 2018) and two B&G CHW pumps at 7.5 hp each. All other existing mechanical equipment to be removed. This Mechanical Equipment will supply L1/L2 Tenant Improvements.

X
Mechanical Equipment required for Interior Warm Up of Atrium and Restrooms. Includes but not limited to: AHU’s, Boilers, Pumps, Make-up Fans, Automation/Controls and associated piping, support.	X

Mechanical Equipment required for Warm Up of Level 1 & 2 Tenant Premises. Includes but not limited to : AHU’s with no humidification control, Boilers, Pumps, Make-up Fans, Automation/Controls and associated piping, support

X
Supplemental mechanical equipment includes but not limited to: Redundant Exhaust fan, Redundant Supply Fan, Controls, associated piping, support.		X
Atrium Smoke Evacuation System including (2) New Rooftop 50K CFM Exhaust Fans, Gravity Ventilator System, Louvered Intake, Linear Bar Grilles and related shaft, ductwork and controls.	X
Air handling units for the atrium providing 100% outside air.	X
Air Distributeion in Tenant Premises		X
Air Distributeion in Atrium	X
Hydronic Piping Distributeion in Tenant Premises		X
Hydronic Piping Distributeion in Atrium	X

ELECTRICAL
New Electrical Service (3000 A, 277/480 V, 3-ph, 4-wire)	X

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 45

Power Distribution within Tenant Premises		X
Emergency Power Generator providing shared capacity. Minimum 4 W/sf to be available for tenant’s use.	X
Lighting in MPOE, EMR, and Main Electrical Room.	X
Lighting in tenant areas.		X

FIRE ALARM
Base Expandable Fire Alarm System at Elevators, Garage, Core Areas.	X
Fire Alarm System, subpanels and Devices for Tenant Premises with integration into Base Building System.		X

TELEPHONE/DATA
Existing Pathways to MPOE	X
Fiber Optic Service			X
Low-voltage cabling, Security, A/V			X
Provisioning of circuits and service from service providers.			X

SECURITY
Card access at main east and west entries at L1 and L2 (total 4 locations).	X
Tenant Security Systems			X

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT C-2 TO LEASE

SUBSEQUENT PREMISES WORK LETTER

THIS SUBSEQUENT PREMISES WORK LETTER dated June 16, 2021 (this “Subsequent Premises Work Letter”) is made and entered into by and between ARE-SD REGION NO. 66, LLC, a Delaware limited liability company (“Landlord”), and ARTIVA BIOTHERAPEUTICS, INC., a Delaware corporation, and is attached to and made a part of the Lease Agreement dated June 16, 2021 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Peter Flynn and Michael Faerm (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Subsequent Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Subsequent Premises Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Alex Wehrmann and Michael Barbera (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Subsequent Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Subsequent Premises Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that, provided that their fees are at current market rates for comparable life science projects: (i) DPR shall be the general contractor for the Subsequent Premises Tenant Improvements (the “General Contractor”), (ii) McFarlane Architects shall be the architect (the “TI Architect”) for the Subsequent Premises Tenant Improvements, for the Subsequent Premises Tenant Improvements, and (iii) any subcontractors for the Subsequent Premises Tenant Improvements shall be selected by Landlord pursuant to a competitive process, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed.

2. Subsequent Premises Tenant Improvements.

(a) Subsequent Premises Tenant Improvements Defined. As used herein, “Subsequent Premises Tenant Improvements” shall mean all improvements to the Subsequent Premises of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below.

(b) Tenant’s Space Plans. The plan prepared by the TI Architect attached hereto as Schedule 1 (the “Space Plans”) and the tenant improvement specifications for the Subsequent Premises Tenant Improvements attached hereto as Schedule 2 (the “TI Specifications”) have been approved by both Landlord and Tenant. Landlord and Tenant further acknowledge and agree that any changes to the Space Plans or the TI Specifications requested by Tenant constitute a Change Request the cost of which changes shall be paid for out of the TI Fund (as defined in Section 5(d)). Tenant shall be solely responsible for all costs incurred by Landlord to alter the Building as a result of Tenant’s requested Changes (which shall be subject to the terms of Section 4 hereof).

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(c) Working Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Subsequent Premises Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Space Plans and the TI Specifications. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Subsequent Premises Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Space Plans and TI Specifications without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Subsequent Premises Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Space Plans and TI Specifications, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(d) Approval and Completion. Both a schedule of critical dates (“Subsequent Premises Critical Dates Schedule”) and a more detailed schedule for the Subsequent Premises Tenant Improvements are attached hereto as Schedule 3. It is hereby acknowledged by Landlord and Tenant that the schematic design of the Subsequent Premises Tenant Improvements, the design development for the Subsequent Premises Tenant Improvements and the completion of the permit set of plans for Landlord’s Work must be completed by the dates set forth in Subsequent Premises Critical Dates Schedule, in order for the Subsequent Premises Tenant Improvements to be Substantially Complete by the Subsequent Premises Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Subsequent Premises Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Subsequent Premises Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund, and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building Systems (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Subsequent Premises Tenant Improvements.

The reference in the Responsibility Matrix to (x) “Provided by Landlord as part of the Tenant Improvement Fund” refers to the Subsequent Premises Tenant Improvements that will be paid out of the TI Fund, and (z) “Provided by Tenant at Tenant’s Cost” refers to the Subsequent Premises Tenant Improvements be paid for out-of-pocket by Tenant.

Tenant shall be solely responsible for ensuring that the design and specifications for Landlord’s Work are consistent with Tenant’s requirements. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for Landlord’s Work, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Subsequent Premises or Tenant’s business operations therein. This includes securing county approval of San Diego Regional Hazardous Material Questionnaire which Tenant shall be required to obtain.

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During the construction of Landlord’s Work, Landlord shall maintain builder’s risk insurance coverage in commercially reasonable amounts and the General Contractor shall maintain subcontractor default insurance and general liability insurance in commercially reasonable amounts.

(b) Commencement and Permitting. Landlord shall commence construction of the Subsequent Premises Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Subsequent Premises Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. Landlord shall diligently pursue all approvals, permits and entitlements necessary to construction the Subsequent Premises Tenant Improvements. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall reasonably cooperate with Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with Tenant’s access to the Subsequent Premises or the use of the Subsequent Premises and with a certificate or temporary certificate of occupancy (or an equivalent approval having been issued) for the Subsequent Premises permitting lawful occupancy of the Subsequent Premises (but specifically excluding any permits, licenses or other governmental approvals required to be obtained in connection with Tenant’s operations in the Subsequent Premises) (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Subsequent Premises Work Letter, “Minor Variations” shall mean any non-material modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Subsequent Premises Tenant Improvements; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Subsequent Premises Tenant Improvements.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s reasonable discretion. As to all building materials and equipment that Landlord is obligated to supply under this Subsequent Premises Work Letter, Landlord shall select the manufacturer thereof in its reasonable discretion.

(e) Delivery of the Subsequent Premises. When Landlord’s Work (as defined in Section 3(a)) is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Subsequent Premises. Tenant’s taking possession and acceptance of the Subsequent Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers) with respect to the Subsequent Premises, (ii) any non-compliance of Landlord’s Work, or (iii) any claim that Landlord’s Work in the Subsequent Premises was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant in the Subsequent Premises, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period. If the contractor fails to remedy such Construction Defect within a reasonable time, Landlord shall use its reasonable efforts to remedy the Construction Defect within a reasonable period.

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Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be paid for out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Subsequent Premises Commencement Date Delay. Except as otherwise set forth in the Lease, Delivery of the Subsequent Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available within 1 business day to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times provided that Landlord shall endeavor to advise Tenant whether any items require unusually long lead times;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons which continues for more than 1 business day after Landlord’s notice thereof to Tenant.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Subsequent Premises Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Subsequent Premises Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Subsequent Premises Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time

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it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) Budget For Subsequent Premises Tenant Improvements. Before the commencement of construction of the Subsequent Premises Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Subsequent Premises Tenant Improvements (as the same may be amended, the “Budget”). The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 3% of “hard” TI Costs for monitoring and inspecting the construction of the Subsequent Premises Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d)). Landlord shall make its records with respect to the Subsequent Premises Tenant Improvements, including invoices from Landlord’s contractors that shall be paid from the TI Allowance, monthly project cash flow projections, and monthly budget reconciliations, available to Tenant on an “open book” basis throughout the design and construction of the Subsequent Premises Tenant Improvements.

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “TI Allowance”) of $239.00 per rentable square foot of the Subsequent Premises.

The TI Allowance shall be disbursed in accordance with this Subsequent Premises Work Letter. Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Subsequent Premises Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4.

In addition to the TI Allowance, Landlord shall provide Tenant with one test fit for the Subsequent Premises prepared by McFarlane Architects, the Landlord’s Project architect, but in no event shall Landlord be required to pay any costs in excess of $0.15 per rentable square foot of the Subsequent Premises for such test fit.

(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Subsequent Premises Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Subsequent Premises Tenant Improvements, the cost of preparing the Space Plan and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays, the cost of Changes and a project management fee of up to 1% of the “hard” TI Costs to a third party project manager selected by Tenant and reasonably approved by Landlord (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, AV equipment, racks for

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switches or wall with backboard for mounting equipment, CAT6 cabling or any other tele-data cabling or infrastructure required for the availability of wifi service within the Premises, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Subsequent Premises Tenant Improvements.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Subsequent Premises Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance (“Excess TI Costs”), the monthly disbursements of the TI Allowance shall be made in the proportion that the remaining TI Allowance bears to the outstanding TI Costs under the Budget, and Tenant shall fund the balance of each such monthly draw. For purposes of any litigation instituted with regard to such amounts, those amounts required to be paid by Tenant will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Subsequent Premises (i) 30 days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the General Contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Subsequent Premises until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Subsequent Premises prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Subsequent Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Subsequent Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Subsequent Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) No Default Funding. In no event shall Landlord have any obligation to fund any portion of the TI Allowance or to perform any Landlord’s Work during any period that Tenant is in Default under the Lease.

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Schedule 1

Space Plans

Suite 110

5505 MOREHOUSE DRIVE
FIRST LEVEL CONCEPT PLAN

SCALE: 1" = 20'-0"

06/04/21

McFARLANE ARCHITECTS

ALEXANDRIA

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Schedule 2

TI Specifications

ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

2.0	Architectural Artiva Biotherapeutics Basis of Design

2.1 Building Description	General Description Year Building Shell Construded:	1985
	Governing Building Code:	1982 UBC

	Number of Stories above Grode:	3
	Number of Stories below Grade:	1 (parking)

	Type of Construction per California Building Code :	Type II-B
	Type of Occupancies per California Building Code:	B, S-2
	Occupancy Separations:	2-HR(B-1st, lst-2nd ,2nd_3rd )
	Hazardous Material Control Areas:	See Section 2.2 and Exhibit 1
	Fire Sprinklers:	Yes
	Structural Frame:	Steel, 2-HR (except the roof
	Exterior Walls	Curtainwall; Non-rated
	Floor Construction:	Concrete Fill, Steel Pan, 2-HR
	Roof Construction:	Concrete Fill, Steel Pan,
Non-rated; TPO membrane

2.2 State & local Compliance	Design and construction shall conform to State and Local building codes and ordinances to include but not limited to the most current version of the following documents:

• CA Mechanical Code

• CA Plumbing Code

• CA Building Code

• CA Fire Code

• Local Fire Department Regulations

• National Fire Protection Association

2.3 Architectural	Interior Partitions:

• 3-5/8” metal studs typical, gauge and spacing as required by code, with 5/8” type X gypsum board.

• Mold and mildew resistant gypsum board shall be provided at all wet walls and in the GMP area

• Standard interior partitions penetrate ceiling

• Full height partitions to underside of structure where sound/security/rating requirements occur

• Fire rated assemblies, full height, tunnel and shaft wall construction per code

• Flat strap backing required in any walls where casework, appliances, equipment or fixtures will be mounted

• Coordination with structural engineer will be required for any specialty requirements with heavy loads and tall walls exceeding max height requirements for 3-5/8” studs.

• Drywall finish shall be level 4 at all areas. Level 5 required at any walls where wall coverings to be installed.

1.1

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ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Insulation:

• Sound attenuation blankets to fit width of walls at all Offices, Conference Rooms, and Restrooms.

• R-19 insulation shall be provided at exterior walls

2.4 Doors, Frames & Hardware	Offices/ General Use Areas: • Interior conference and office assemblies is to be 3’ × 8’-l0” minimum wood stained doors and side lites with aluminum knockdown frames by Wilson Partitions or equivalent

• Restroom doors to be 3’ × 8’-0” wood slain doors with aluminum knockdown frames by Wilson Partitions or equivalent

• Lever style, heavy duty, satin aluminum hardware with components and ratings per code

• Keying to be compatible with Landlord’s master system

Lab/ Lab Support/ Equipment/ Storage Areas:

• Door Assemblies ore 3’ × 8’-l0” or pairs of wood stained doors with vision lites and/ or side lites with aluminum knockdown frames by Wilson Partitions or equivalent

• Lever style, heavy duty, satin aluminum cylindrical passage lockset hardware with components and ratings per code

• Include components and ratings as required by code

• Keying to be compatible with Landlord’s master system

GMP Areas:

• Door Assemblies are 3’ × ‘8’-0” or pairs of seamless hollow metal doors with vision lites in hollow metal frames

2.5 Ceiling System	General: • T-Bar suspension installation per code

• Utilize Seismic clips at perimeter of T-bar in lieu of 2” wall angle

Open Office, Break Room

• Exposed to structure

Private Office Areas

• Ceiling height to be 10’-0” unless existing condition prohibits

• USG XL 2’ × 2’, 15/16” exposed T-Grid, white

• USG or equivalent 2’ × 2’ acoustic tile, Orion 75 with beveled tegular edge, white

Lab Areas

• Ceiling height to be 9’-0” unless existing condition prohibits

• Armstrong XL 2’ × 4’, 15/16” exposed T-grid, white

• Armstrong or equivalent 2’ × 4’ vinyl clad, white

1.2

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 10

ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Lab Support/Equipment and Storage Areas

• Armstrong XL 2’ x 4’, 15/16” exposed T-grid, white

• Armstrong or equivalent 2’ x 4’ vinyl clod, white

GMP Area

• Ceiling height to be 8’ -2” unless existing condition prohibits

• Epoxy-painted suspended 5/8” gypsum board over metal stud ceiling joists

• USG 15/16” Donn Brand Centricitee heavy duty suspension ceiling system with square trim edge and gasket and seal or equivalent

2.6 Window Coverings	Exterior windows will be provided with window coverings by MechoShade Systems or Equivalent roller shades, with manual controls. Window coverings for upper windows in high boy open areas will be motorized.

2.7 Cabinetry	Architectural Millwork

• Construction designation APA C-D plugged with exterior glue, 3/4” thick or 3/4” high-pressure particle board for break rooms, copy/work rooms and conference rooms

• Countertops shall be of a solid surface material

• Concealed euro style hinges

• Adjustable shelf standards

• Stainless steel Bar pulls and/or 4mm wire pulls

• Full extension, heavy-duty drawer slides

Lab Casework

• Metal or plastic laminate with phenolic resin countertops

GMP Casework

• Metal or plastic laminate with phenolic resin countertops, or

• Stainless Steel with Stainless Steel countertops

2.8 Floor Covering	Office and Admin Areas • Monterey or equal, overview multi-level loop pattern with 4” rubber base at offices, conference rooms, under systems furniture

• Polished and sealed concrete, elsewhere.

Lab/ Lab Support/ Equipment/ Storage Areas

• Vinyl Composition Tile, Armstrong or equivalent, 12” x12” x 1/8” with 4” rubber coved base; Moisture barrier, as required

GMP Area

• Sheet Vinyl flooring with coved base or coved epoxy flooring with 6” base, trimmed edge

Shipping/Receiving

• Sealed concrete with 4” rubber base

1.3

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ARTIVA BIOTHERAPEUTICS BASIS OF DESIGN 5505 MOREHOUSE DRIVE, SAN DIEGO, CALIFORNIA

Lobby Entry and Break Area

• Polished and sealed concrete

2.9 Lab Equipment	Fume Hoods:

Infrastructure for maximum of (6) 8’ fume hoods on the first floor north side, infrastructure for (8) 8’ fume hoods on the first floor south side, and infrastructure for (10) 8’ fume hoods on the second floor north side. Only (2) 8’ fume hoods are to be installed at the project commencement in the second floor north lab. The fume hoods may refurbished units in good working and cosmetic condition if available.

Fume Hood Requirements:

• 36” deep minimum VAV hoods

• AIR, VAC – both sides

• Combo sash

• Lattice rods

• 3” grommets at each side with conduit for electrical cords

• (2) duplexes – at each side

• (2) Flammable Cabinets

Autoclave with point of use boiler in good working and cosmetic condition (2) under counter glass wash units with Dl rinse

All other equipment, including non-ducted bio safety cabinets, to be provided by Tenant.

2.10 Fire Protection	Fire Sprinklers

• Spacing and number of heads to comply with recommendations of NFPA 13 for type of occupancy

Fire Extinguishers

• Semi recessed aluminum cabinets. Quantity and type as required by code.

Fire Alarm

• All devices required by code

1.4

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

A.	GENERAL:

1.	All work shall be in conformance with current applicable codes, standards and references as adopted by the authorities having jurisdiction including, but not limited to:

a.	California Building Code (CBC)

b.	California Mechanical Code (CMC)

c.	California Plumbing Code (CPC)

d.	California Fire Code (CFC)

e.	California Code of Regulations (CCR) - Title 24

f.	Applicable local codes and ordinances.

B.	REQUIREMENTS:

1.	Summer-Winter HVAC for laboratory, office and ancillary support areas.

2.	Building mechanical air exhaust systems for all laboratories.

3.	Building mechanical air exhaust systems for all spaces requiring general exhaust.

4.	Specialty exhaust systems to handle fumes from the laboratory fume hoods as necessary.

C.	MECHANICAL SYSTEMS:

1.	Lab and Classified Areas

a.

1st floor south and second floor labs: New 100% outside air modular air handling units with hot water heating coils and chiller water cooling coils, CAV boxes with hot water reheat coils, hot water piping, supply air ducts, diffusers, BMS controls, testing and balancing.

b.

1st floor north labs: New 100% outside air, packaged DX rooftop air conditioner with hot water heating coils, venturi type CAV valves with hot water reheat coils, hot water piping, supply and recirculating air ducts, low wall returns for ISO 7 rooms, fan-powered HEPA filters with room-side replaceable media, BMS controls, Magnehelic gages to measure differential pressure at classified are doorways, testing and balancing.

c.

New rooftop utility set exhaust fans, exhaust CAV boxes for general exhaust, CAV venturi valves for classified areas and constant volume venturi valves for fume hoods, exhaust air ducts, diffusers, BMS controls, testing and balancing.

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

2.	Office Areas

a.	Office Areas: Variable Refrigerant Flow OX Systems, supply and return ductwork, refrigerant piping, diffusers, thermostat installation, testing and balancing.

b.	A separate VRF system will serve each office area (2-total).

D.	DESIGN CRITERIA:

1. Outdoor design conditions:

a. Summer:	91°F DB, 72°F WB
17°F DB outdoor daily range

b. Winter:	32°F DB

2. Indoor design conditions:

a. Laboratory:	72°F DB ±2°F DB
≤60% RH

a. Office:	74°F ±2° F DB
No Humidity Control

3.	Air Change Rate:

a.	The air change rate in the second floor and first floor south lab areas will be at least 11 air changes per hour, based on 9 ft ceiling height.

b.

The first floor north classified rooms, QC, and the entry vestibule/gown/de-gowns rooms will be served by up to 10,600 cfm of single pass air for cooling and pressurization. Air change rates in the classified areas will be 60 for the ISO 7 rooms and 20 for ISO 8 rooms, through the use of fan-powered HEPA filters. Other non-classified rooms will be served by 4-pipe fan coils. Non classified areas will receive 6-8 air changes per hour. Ceiling heights in the classified areas will very likely need to be lower than 9’ due to the high density of fan-powered HEPA filters and ductwork above the ceiling.

c.	The air change rate in the office areas will be dictated by loads.

4.	Noise Level:

a.	All lab areas will be designed for a maximum noise level of NC-55, office areas will be designed for NC-35 and conference rooms will be designed for NC-30.

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

E.	EQUIPMENT:

1.

100% OSA packaged DX air conditioners (serving level 1 classified areas): Horizontal draw thru unit(s) complete with pre-filters. final filters, heating coil, cooling coil and centrifugal plenum fans. The supply fan and the associated VFD will be fully redundant.

2.	100% OSA modular Air Handling Units: Horizontal draw thru unit(s) complete with pre-filters, final filters, hot water heating coil, DX cooling coil and centrifugal plenum fans.

3.

Variable refrigerant flow (VRF) systems: Outdoor Condensing Units with condenser coils, compressors, AC inverter. Indoor Heat Recovery Units. Indoor Fan Coil Units with evaporator coils, filters, fans.

4.	Building Exhaust Fans:

a.	Labs: SISW arrangement 10 centrifugal exhaust fans with Bl centrifugal wheel or Class I airfoil wheel.

b.	General: Roof mounted downblast centrifugal fans.

c.	The exhaust fan and the associated VFD serving the level 1 classified areas will be fully redundant.

5.	Fan -powered HEPA filters

a.	Room-side replaceable media, EC motors with manual speed control, challenge port, aluminum exposed materials

6.	Diffusers and Return Air Grilles:

a.	Flush with ceiling, modular, perforated type.

7.	Fire/Smoke Dampers:

a.	Damper and actuator assembly approved by UL5555 testing. Actuator outside of airstream. Rated per wall rating required.

F.	MATERIALS:

1.	Ductwork:

a.	Ductwork will be fabricated from zinc coated sheet metal steel conforming in construction and weight to the ASH RAE and SMACNA Guide, latest Edition. All

3

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN MECHANICAL

concealed indoor supply and return air ducts shall be insulated with R-4.2 minimum foil-faced fiberglass insulation. Outdoor supply and return air ducts shall be insulated with R-8 minimum foil-faced fiberglass insulation.

b.	Distribution ductwork downstream of main ducts shall be rectangular ducts of galvanized steel or pre-fabricated spiral lock-seam ducts and fittings.

c.	Final connection to ceiling diffusers and return air grilles in t he office and common areas shall be made with a flexible duct.

d.	Ductwork to be used in the classified rooms will be cleaned at the fabrication facility and capped until installed.

2.	Specialty Exhaust Ductwork:

a.	Exhaust ductwork not exposed to high concentrations of chemicals will be constructed of galvanized steel.

b.	Fume hood exhaust ductwork will be constructed of 304 stainless steel from fume hood to main exhaust duct.

3.	Vibration Isolation:

a.

Spring isolators will be provided internally to isolate fans in air handling units and larger DX units. Smaller DX units to be provided with vibration isolation curbs as necessary. Spring hangers to be provided for VRF fan coil units.

4.	Piping:

a.	Heating Hot Water: Type “L” Copper tube pipe and wrought copper fittings up to 2” in diameter, Schedule 40 black steel pipe and fittings above 2” in diameter.

b.	Necessary valves and other piping accessories will be provided where required for system control.

c.

Hot water piping will be insulated with heavy density fiberglass with vapor barrier jacket. Exposed and insulated piping will be jacketed with aluminum. Per 2016 Title 24 Code: Minimum 1” thick for heating hot water piping below 1” in diameter. Minimum 1.5’’ thick for heating hot water piping above 1” in diameter.

4

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5505 Morehouse – Artiva 5/10/2021

BASIS OF DESIGN

MECHANICAL

5.	HVAC Controls (BMS):

a.

All control points from new equipment will be integrated into the BMS system via BACnet. The BMS will automatically start the systems and provide the necessary control, monitoring, alarms and trending required for energy management.

END OF SECTION

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 17

BASIS OF DESIGN May 10, 2021

1.1	5505 Morehouse Drive - Artiva Tl

1.1.1	Electrical Systems Description

A.	Electrical Distribution

1.	Normal Utility Power/ Main Building Switchgear

a.	Provide power from existing SDGE service of 3000A 480Y/277V 3 phase 4 wire system.

b.	Suite shall be provided with a minimum 600A 480Y/277V 3 phase 4 wire normal power feed.

c.	Contractor shall coordinate with electrical engineer to provide complete short circuit, coordination and Arc Flash report for existing switchgear.

2.	Emergency/Standby Power

a.

Provide power from existing 500kw emergency power system consisting of a diesel fueled emergency generator in shell portion of project. Tenant space shall be provided with emergency distribution system to include panelboards and transformers that allow the tenant to have Sw/sqft.

b.	The following systems and equipment shall be supplied with emergency/standby power based upon Code requirements:

•	Emergency and exit lighting (if not supplied with internal batteries)

•	Fire/smoke dampers

•	Fire Alarm system

•	Smoke Evac System

•	Emergency Lighting systems

c.	The following processes and equipment shall be provided by emergency/standby power:

•	Building Management System (BMS)

•	Specialty lab equipment designated by tenant

•	Fume hood exhaust system equipment

•	Miscellaneous Equipment(as identified on equipment list)

•	Uninterruptible Power System (UPS) if provided by tenant

3.	Uninterruptible Power Systems (UPS)

a.	Essential product ion control systems and equipment shall be provided with a centralized uninterruptible power system if required by tenant.

4.	Distribution Equipment

a.	Panelboards

•

Panelboards for lighting and mechanical shall be 480Y/277V 3j 4W or 208Y/ 120V 3j 4W and shall be located in electrical equipment rooms or flush in new walls. All new panelboards shall be rated for calculated fault current ratings.

•

All panelboards shall have bolt-on circuit breakers, 42-pole space, bus ratings (as indicated on the panel schedules), copper bussing, and shall be either surface or flush mounted (as indicated on plans).

•	Panelboards shall be provided with a copper ground bus. All new 208Y/ 120V 3j 4W panelboards shall be provided with 200% rated neutral bus.

1

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 18

BASIS OF DESIGN May 10, 2021

b.	Feeders

•

Feeders shall be copper conductors (Type THHN or THWN) routed in electrometallic tubing (EMT), polyvinylchloride (PVC) conduit, or rigid galvanized steel (RGS) conduit. EMT shall be used in all indoor, concealed locations where the feeder is protected from damage or weather. RGS conduit shall be used in exterior applications or where the conduit may be exposed to physical damage. PVC shall be used for all below-grade applications.

•	Feeders shall be sized according to the singleline diagram in the construction documents.

•	Feeders shall be rack-mounted in accessible ceiling spaces or routed below grade under the slab.

5.	Branch Circuitry

a.	Conduit and Wire

•	Branch circuits for all lighting, power circuits serving convenience outlets. control power, etc. shall be nominally sized as 120V/277v 20A.

•	Branch circuits may be increased in size for specific loads or as necessary to prevent excessive voltage drop on longer circuits.

•	MC cable to be provided as needed for concealed wall wiring, and other approved locations.

6.	Electrical Devices

a.	Electrical devices including (receptacles and switches) shall be rated according to the load served.

b.	Electrical devices shall be white in color with white thermoplastic cover plates.

c.	Cover plates for receptacles and junction boxes shall be labeled indicating the circuit and panelboard from which the device is fed.

7.	Lighting Systems

a.	Fixtures shall be suitable for the application including the ability to provide egress illumination where required.

b.	Fixtures shall meet U.L. requirements and selection and placement of fixtures shall comply with ADA requirements.

c.	All lighting fixtures shall operate at 277V or 120V unless specifically noted otherwise.

d.	Fixture lamping and quantities must comply with the Title 24 energy budget.

•	Fixtures to be LED where possible to extend lamp life and reduce wattage

e.	Dimming drivers to be provided for all new fixtures unless specified otherwise.

f.	Photocell control shall be provided for all Title 24 required areas.

g.	Motion sensors shall be provided for all lab, office, storage and support areas.

2

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BASIS OF DESIGN May 10, 2021

8.	Lighting Control Systems

a.

Lighting control shall comply with Title 24 requirements (including over-ride control for automatically shutting the lights off at prescribed periods of time and the ability to over-ride the lighting control for up to two hours of use).

b.

Lighting control equipment shall include a programmable lighting control panel, relay panels (quantity as necessary), over-ride switches (distributed throughout the space), and interconnecting conductors._Control panel to be provided with required hardware and software for interface with mechanical energy management systems.

c.

Each office area shall be controlled by dual-level switching or dimming for local control. This design selection was chosen based on meeting the California State 2020 Title 24 requirements as well as giving a better automatic control reducing overall energy usage.

9.	Mechanical System Connections

a.	Power shall be provided from the 480Y/277V or 208/120V system for line voltage to mechanical equipment.

b.	Control power wiring regardless of voltage shall be by the mechanical contractor.

c.	Smoke control systems shall be provided and installed by mechanical.

d.	Motor starters and disconnect switches shall be provided by the electrical contractor according to the control wiring diagrams provided by the mechanical contractor.

10.	Telephone/Data Systems

a.	Telephone, security and data system 120V power connections at locations required.

b.	Provide conduit riser system as required for interconnection between floors.

c.	Cabling system design, system hardware, system cable and installation of signal system is not part of the electrical contract.

11.	Security Systems

a.	Provide required conduit, junction boxes and power sources for security devices.

12.	Grounding

Electrical grounding shall be provided as follows:

a.	Electrical code required systems and equipment grounding.

b.	Ground bus at telephone and data rooms

c.	Ground bus at laboratory and manufacturing areas where solvent use is identified for code required vessel grounding and bonding.

3

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BASIS OF DESIGN May 10, 2021

13.	Emergency Transfer Switch

a.	Automatic Transfer switch shall be furnished as 480V 3ph configuration type.

1.2	Electrical Systems Design Criteria

1.2.1	Codes, Guidelines and Standards

Electrical systems and equipment shall be designed to comply with the Codes, Guidelines, and Standards identified in NFPA 70, NFPA 70E and NFPA 110.

1.2.2	Power Systems

In general, electrical outlets to be provided to supply power to all offices, systems furniture, Conference Rooms, appliances, mechanical equipment, etc.

A.	Common Area Support

1.	One (1) duplex receptacle within 25 feet of all mechanical equipment for servicing and maintenance.

2.	One (1) duplex convenience receptacle for approximately every 250 square feet.

3.	At least one (1) duplex receptacle installed 40’-0” on center in circulation spaces.

B.	Coffee Stations

1.	At least two (2) duplex receptacles will be installed at each coffee station. In general, receptacles will be located above counter tops and will be of the GFCI type.

C.	Conference Rooms

1.	One (1) recessed, shared ganged floor mounted receptacle at conference room table. Location to be verified with table manufacturer.

2.	Large Conference Rooms: Two (2) recessed shared ganged floor mounted receptacle at each end of the table. Location to be verified with table manufacturer.

D.	MDF/IDF Rooms

1.

MDF/IDF room(s) shall be provided with a minimum of two (2) generator back up 120V, 20A branch circuits and two (2) 120V, 20A general-purpose receptacles will be required and must be supplied from the building’s normal distribution system. Coordinate with tenant for exact requirements.

E.	Offices/Open Office Areas

1.	Connections to systems furniture in open office areas will utilize floor mounted outlets where concealed wall space is unavailable.

2.

Systems furniture shall be supplied with three (3) dedicated branch circuits to each cluster of six cubicles for three-circuit configurations. Four (4) dedicated branch circuits shall be provided to each cluster of eight cubicles for four-circuit configurations.

3.	Special purpose outlets will be installed for all specialized equipment such as printers, copiers, fax machines and appliances.

F.	Restrooms

1.	At least one (1) duplex receptacle will be installed in each restroom. Typically, receptacles will be located above the vanity and will be of the GFCI type.

4

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BASIS OF DESIGN May 10, 2021

G.	Storage Rooms

1.	At least one (1) duplex receptacle installed.

H.	Testing

1.	Contractor to provide electrical GFI testing, breaker testing and cable Meggar testing for entire electrical system. Breaker testing shall be done on all circuit breakers 400A and above.

I.	Coordination Study and Arc Flash Study

1.	Contractor to engage approved engineer to perform a complete coordination study and Arc Flash report with labeling for entire Tl project

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 22

Schedule 3

Subsequent Premises Critical Dates Schedule and Project Schedule2

Based on 04/19/2021 NTP Date	*Tenant Improvement

Final CP-4 Space Plan	04/27/2021

Final CP-5 Space Plan	06/07/2021

Final Artiva Equipment List	05/12/2021

TI: CP-4 Design Development Complete	05/28/2021 (Followed by 5 day review and approval)

TI: CP-5 Design Development Complete	06/21/2021 (Followed by 5 day review and approval)

City Permit Approval (C&S: CP-2)	05/04/2021

City Permit Submittal Complete (TI: CP-4) (Submit for plan check)	07/20/2021 (Followed by 5 day review and approval)

City Permit Submittal Complete (TI: CP-5) (Submit for plan check)	08/03/2021 (Followed by 5 day review and approval)

City Permit Approval (TI: CP-4)	10/14/2021

City Permit Approval (TI: CP-5)	10/28/2021

CP-4 Substantial Completion	04/15/2022

CP-5 Substantial Completion	06/14/2022

*	Review and approval dates are to be business days.

If any of the stages noted above (e.g., Space Plan, Schematics etc.) is not finalized and approved by Tenant and Landlord within the applicable 5, 10 or 15-day period noted above after initial delivery to Tenant for review, then each day thereafter until applicable stage is finalized shall constitute Tenant Delay (unless failure to complete such stage resulted from Landlord’s failure to provide a response within the required time period).

[2]	References in this Schedule 3 to “CP-5” mean the “Subsequent Premises”.

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 23

Schedule 4

Project Responsibility Matrix

DESCRIPTION	ALLOCATION
	Provided by Landlord as part of Core & Shell	Provided by Landlord as part of the Tenant Improvement Fund	Provided by Tenant at Tenant Cost
GENERAL
Parking spaces provided (108)	X
Permits & Fees
Building Core & Shell Permit & Fees	X
All Tenant Improvement Permits & Fees		X
SITEWORK
Designated Loading Area	X
Trash Enclosure (in Garage)	X
New Generator Enclosure	X
Central Plant/Service Yard Equipment and Enclosure	X
Existing Sanitary Sewer (6”)	X
Existing Storm Drain Connections	X
Existing SDG&E Service	X
Existing Domestic Water Service (3”) & Backflow Preventer	X
Existing Fire Water Service (4”)	X

Exterior Nitrogen (NZ) Bulk Tank (1500 gallons) including Exterior Enclosure with concrete pad and screening element. Also includes Type K Copper Piping extending underground from N2 Enclosure to riser located in building. Includes N2 riser within building.

X
Monument Signage for Tenant		X
Site FF&E (No site FF&E currently proposed, Tenant cannot use TIA for this item)			X
LANDSCAPING
New ADA Pathway from right-of-way to building entry	X
Existing Landscaping	X
Existing Hardscape	X
STRUCTURE
Existing steel frame structure over pre-cast columns and double tees	X
New MEP Equipment Pads and Supplemental Support for Warm Up	X
New MEP Equipment Pads and Supplemental support for redundant supply and redundant exhaust fans for Tenant Improvement		X
Existing Shaft Opening to remain or be infilled as needed	X
New Shaft Openings for Warm Shell Infrastructure	X
New Shaft Openings for Tenant infrastructure		X
Egress Stairs as required by code	X
ROOFING
Class ‘A’ roofing system and insulation	X
Existing Roof Penetration	X
New Roof Penetrations for Warm Shell Equipment	X
New Roof Penetrations for Tenant Equipment		X
EXTERIOR
New water tight base building exterior skin system	X
Base Building Entrances	X
Building mounted Tenant signage in accordance with City of San Diego rules and regulations		X
Roof screen designed to obscure Warm Shell rooftop equipment.	X
COMMON AREAS
New enclosed atrium/lobby. including interior finishes	X
L1-l 3 Feature Stair & Bridge, including: Permanent Guardrails, permanent, seismic joint covers, Flooring, Ceilongs/Soffits/Vertical Fabrication, Partitions, and lighting	X
New Restrooms & Janitor’s Closets, including Partitions, Finishes, Mechanical and Electrical Systems, Equipment. Fixtures.	X

Base building finishes in Elevator Machine Room(s)	X
West Egress stairway with new finishes to be determined by landlord	X
Code required signage for all base building rooms (Elevator Machine Room(s) and MPOE/Main Electrical Room).	X
Main Electrical Room and MPOE rooms.	X
Common Electrical, IDF, Tele Data Rooms	X
Elevators with standard finishes (Qty (2) 4-stop hydraulic elevators by Otis)	X
New 4-stop, 5,0001b Capacity service elevator	X
HazMat Storage Shed			X
WINDOW TREATMENT
Interior Window Treatments		X
Manual Mechoshades		X
Blocking, Perimeter Soffit/Window Treatment Support		X

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5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 24

TENANT AREAS
Building interiors delivered in shell condition	X
Drywall at inside face of exterior walls		X
Finishes at inside face of exterior walls		X
L1-L2 interior Glazing/Walls and Doors at Huddle Room inside Atrium.	X
Perimeter soffits at exterior walls.		X
Finishes at inside face at Tenant side of core partitions		X
Electrical closets within Tenant Premises		X
Tenant Tele/data/IDF rooms		X
Tenant break or kitchen areas		X
Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, and buildout.		X
Wire shelving & chemical racking systems			X
All casework in tenant areas		X
Fixtures, Furniture, Equipment (FF&E)			X
Lab equipment, including but not limited to: biosafety cabinets, freezers/refrigerators, storage racks, incubators, etc.			X
(2) 8’ fume hoods, small autoclave/point-of-use boiler, and (2x) under counter glass- wash units with D1 rinse		X
(2)Dishwashers, (4) refrigerators, garbage disposals, and hands-free faucets at sinks that will remain with the property		X
Audio Visual Equipment, low-voltage cabling, and associated supports			X
All interior code required signage for Tenant Premises		X
All wayfinding signage and tenant specific signage for branding purposes (except the building signage and monument signage)			X
FIRE PROTECTION
Existing Fire Protection System, in shell condition	X
Modification of sprinkler branch and main piping and head locations to suit Tenant layout & hazard index		X
Specialized extinguishing systems			X
Fire extinguishers and cabinets at Tenant Premises		X
Painting of any fire sprinkler piping in tenant premises		X
PLUMBING
Existing Building Sanitary Waste and Vent System	X
Existing Domestic Water System	X
Domestic Water Heater	X
Industrial Water Heater	X
Existing Roof Drainage System	X
Plumbing risers, fixtures, piping for new restrooms & janitor closets	X
Plumbing distribution within tenant spaces		X
House systems for tenant’s shared use: RODI water, compressed dry air, lab vacuum, N2	X
NATURAL GAS
Existing Natural Gas Service	X
HEATING, VENTILATION, AIR CONDITIONING

Existing Mechanical Equipment to be reused includes one (160-ton chiller manufactured by Carrier in 2018) and two B&G CHW pumps at 7.5 hp each. All other existing mechanical equipment to be removed. This Mechanical Equipment will supply Ll/L2 Tenant Improvements.

X
Mechanical Equipment required for Interior Warm Up of Atrium and Restrooms. Includes but not limited to: AHU’s, Boilers, Pumps, Make-up Fans, Automation/Controls and associated piping, support.	X

Mechanical Equipment required for Warm Up of Level 1 & 2 Tenant Premises. Includes but not limited to: AHU’s with no humidification control, Boilers, Pumps, Make-up Fans, Automation/Controls and associated piping, support

X
Supplemental mechanical equipment includes but not limited to: Redundant Exhaust fan, Redundant Supply Fan, Controls, associated piping, support.		X
Atrium Smoke Evacuation System including (2) New Rooftop 50K CFM Exhaust Fans, Gravity Ventilator System, louvered Intake, Linear Bar Grilles and related shaft, ductwork and controls.	X
Air handling units for the atrium providing 100% outside air.	X
Air Distribution in Tenant Premises		X
Air Distribution in Atrium	X
Hydronic Piping Distribution in Tenant Premises		X
Hydronic Piping Distribution in Atrium	X
ELECTRICAL
New Electrical Service (3000 A, 277/480 V, 3-ph, 4-wire)	X

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 25

Power Distribution within Tenant Premises		X
Emergency Power Generator providing shared capacity. Minimum 4 W/sf to be available for tenant’s use.	X
Lighting in MPOE, EMR, and Main Electrical Room.	X
Lighting in tenant areas.		X
FIRE ALARM
Base Expandable Fire Alarm System at Elevators, Garage, Core Areas.	X
Fire Alarm System, subpanels and Devices for Tenant Premises with integration into Base Building System.		X
TELEPHONE/DATA
Existing Pathways to MPOE	X
Fiber Optic Service			X
Low-voltage cabling, Security, A/V			X
Provisioning of circuits and service from service providers.			X
SECURITY
Card access at main east and west entries at L1 and L2 (total 4 locations).	X
Tenant Security Systems			X

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this   day of    ,   , between ARE-SD REGION NO. 66, LLC, a Delaware limited liability company (“Landlord”), and ARTIVA BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated    ,    (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is    ,   , the Subsequent Premises Commencement Date is    ,   , the Rent Commencement Date is    ,   , the Subsequent Premises Rent Commencement Date is    ,   , the Suite 120 Rent Commencement Date is    ,   , and the termination date of the Base Term of the Lease shall be midnight on    ,   . In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

ARTIVA BIOTHERAPEUTICS, INC., a Delaware corporation

By:
Its:

By:
Its:

LANDLORD:

ARE-SD REGION NO. 66, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Its:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations	5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations	5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 2

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

20. Tenant shall cause any vendors and other service providers hired by Tenant to perform services at the Premises or the Project to maintain in effect workers’ compensation insurance as required by Legal Requirements and commercial general liability insurance with coverage amounts reasonably acceptable to Landlord. Tenant shall cause such vendors and service providers to name Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies and shall provide Landlord with certificates of insurance evidencing the required coverages (and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies) prior to the applicable vendor or service provider providing any services to Tenant at the Project.

21. Neither Tenant nor any of the Tenant Parties shall have the right to photograph, videotape, film, digitally record or by any other means record, transmit and/or distribute any images, pictures or videos of all or any portion of the Premises or the Project.

22. Tenant shall regularly review the guidelines published by the Centers for Disease Control (CDC) and any state and/or local Governmental Authorities, and will implement the practices and procedures suggested thereby, as well as industry standard best practices, to prevent the spread of Infectious Conditions, including, without limitation, COVID-19.

23. Landlord shall have the right to (a) require tenants to implement and enforce reasonable screening and tracking protocols intended to identify and track the activity at the Project of employees, agents, contractors and visitors seeking access to or accessing the Premises and or the Project exhibiting flu-like symptoms or symptoms consistent with those associated with any currently known or unknown Infectious Conditions including, without limitation, COVID-19 (collectively, “Symptoms”), (b) require tenant employees, agents, contractors and visitors to comply with reasonable screening and tracking protocols implemented by Landlord, Landlord’s property manager and/or any operator of Project Amenities, intended to identify and track the activity at the Project of individuals seeking access to or accessing the Premises or the Project (including the Project Amenities) exhibiting Symptoms, (c) require tenants to implement and enforce protocols to prohibit individuals exhibiting Symptoms, from accessing the Premises and/or the Project, (d) require tenants to immediately report to Landlord incidences of (i) tenant employees, agents, contractors and visitors accessing the Premises or any portion of the Project while exhibiting Symptoms, and/or (ii) tenant employees, agents, contractors and visitors known to have accessed the Premises or the Project being diagnosed with an Infectious Condition including, without limitation, COVID-19.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations	5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 3

24. Landlord may exclude or expel from the Project any person that has Symptoms associated with any currently known or unknown Infectious Condition including, without limitation, COVID-19.

25. Notwithstanding anything to the contrary contained herein, if, at any time during the Term, Landlord becomes aware that any Tenant Party exhibiting Symptoms and/or diagnosed with an Infectious Condition had access to the Premises or any portion of the Project (including, without limitation, the Project Amenities), Tenant shall be responsible for any costs incurred by Landlord to perform additional or deep cleaning of the Premises and/or the Common Areas of the Project or to take other measures deemed reasonably necessary or prudent by Landlord which are intended to limit the spread of such Infectious Condition due to such Tenant Party’s presence at the Project.

26. Landlord reserves the right to implement additional rules and regulations relating to access to the Premises, the Building and/or the Project (including, without limitation, the Project Amenities) which are intended to promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT G TO LEASE

TENANT MAINTENANCE OBLIGATIONS

Multi-Tenant Maintenance Responsibilities

5505 Morehouse

Drive Artiva

Maintenance Responsibilities: Multi-Tenant	Artiva	ARE
Utilities
Water - domestic		✓
Water - irrigation		✓
Gas - tenant premises	✓
Gas - common area		✓
Electric - tenant premises	✓
Electric - common area		✓
Exterior / Site
Landscaping		✓
Pest control - exterior		✓
Parking lot sweeping		✓
Project security (nightly rounds)		✓
Parking lot lighting		✓
Exterior monument and footpath lighting		✓
Landscape irrigation		✓
Exterior window washing		✓
Roof inspections		✓
Domestic backflow preventer certification - Industrial / Domestic		✓
Domestic backflow preventer certification - Fire		✓
Building Interior and Systems
Cold rooms (if applicable)	✓
Autoclaves (if applicable)	✓
Glassware washers	✓
RO/DI laboratory water systems		✓
Air compressors		✓
Vacuum pumps		✓
Traps for vacuum pumps (in-suite)	✓
Laboratory gas distribution systems	✓
Nitrogen procurement & refills		✓
Emergency eyewash and shower stations	✓
Internal UPS units (if applicable)	✓
Fire extinguisher inspection / certification - common area		✓
Fire extinguisher inspection / certification - tenant premises	✓
Fire sprinkler system		✓
Fi re alarm system (and phone lines)		✓
Building HVAC equipment		✓
Smoke fire dampers		✓
Security alarm - tenant premises (if applicable)	✓
Security cameras - common area (if applicable)		✓
Security cameras - tenant premises (if applicable)	✓
Access controls - common area		✓
Access controls - tenant premises	✓
Janitorial - common area		✓
Janitorial - tenant premises	✓
I/R Testing of electrical systems		✓
Emergency generator		✓
Building Management Systems (BMS)		✓
Environmental monitoring	✓
Trash/Recycling Removal		✓

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT H TO LEASE

CONTROL AREAS

CONTROL AREA 1A
CONTROL AREA 1B
N

CONTROL AREA PLAN - LEVEL 1

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 2

CONTROL AREA 2A
CONTROL AREA 2B
N

CONTROL AREA PLAN - LEVEL 2

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 1

EXHIBIT I TO LEASE

SIGNAGE

PROJECT

5505 MOREHOUSE DR, SAN DIEGO CA 92121

TENANT SIGNAGE EXHIBIT

OWNER / MANAGER

ALEXANDRIA®

SIGN EXHIBITS - 4 /19 / 21

DESIGN / BUILD

GLANZ
SIGNING+GRAPHICS

8630 PRODUCTION AVE.
SAN DIEGO, CA 92121

PH 858.578.8487
FX 858.578.5488

LIC. #494347

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 2

MONUMENT TENANT LISTING

STREET CURB
10'-0"
PROPERTY LINE EXAMPLE
3'-0" MAX.
ALEXANDRIA.
5505
RayzeBio
artiva

NOTE: SIGN LOCATED BETWEEN PROPERTY LINE & 15'-0 SETBACK. NOT TO EXCEED 3'-0" IN HT. NOR 33 SQ. FT. OVERALL SIZE. SIGN TO CONFORM TO ALL CITY SIGN CODES. ELECTRICAL CIRCUIT STUBBED TO LOCATION BY OTHERS.

14"
12"
1"
1"
8"
20"
A
10'-0" SIGN
6'-0" TENANT AREA
MONUMENT SIGN AND FOOTING BY LANDLORD
3'-0" (END CLOSEST TO STREET)
A
ALEXANDRIA.
5505
RayzeBio
artiva
30"

ELEVATION
SCALE: 1" = 1'-0"

SOIL LINE GRADE EXAMPLE. VERIFY UPON SITE WORK AND APPROVED SIGN LOCATION.

SIGN CABINET TO BE INTERNALLY ILLUMINATED USING WHITE LED'S PAINTED TO MATCH MATTHEWS "CRESTAR GREY" MP18237 SATIN FINISH.

TENANT LOGOS IN WHITE ACRYLIC PUSH-THROUGH (ILLUMINATED FROM INTERNAL LED'S). TENANT LOGOS & POSITIONING TO BE VERIFIED PRIOR TO FABRICATION.

GLANZ
SIGNING+GRAPHICS

8630 PRODUCTION AVE.
SAN DIEGO, CA 92121
858.578.8487
LIC. #494347

© Glanz Signing & Graphics, Inc. 2021 - All ideas, designs, arrangements, & plans indicated or represented by all drawings in this set are owned by & are property of Glanz Signing & Graphics, Inc., & were created and developed for use on and in connection with the specific project. None of such ideas, designs, arrangements or plans shall be used or disclosed to any person, firm, or corporation for any purpose whatsoever without the written permission of Glanz Signing & Graphics.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 3

BUILDING WALL SIGN EXAMPLE

REVERSE CHANNEL HALO LIT EXAMPLE

Kiehl
SINCE 1851

CHANNEL FACE LIT EXAMPLE

QUELLE

BUILDING WALL SIGNAGE - GENERAL

SIZE, QUANTITY AND FABRICATION TECHNIQUES TBD PER BUILDING DESIGN. SIGN(S) TO CONFORM TO GENERAL CITY OF SAN DIEGO SIGN REGULATIONS, AND ANY ESTABLISHED P.I.D. SPECIFIC PLANS THAT MAY BE RECORDED.

BUILDING WALL SIGNAGE - SPECIFIC

LANDLORD TO APPROVE LAYOUT, POSITIONING, FABRICATION & LIGHTING METHODS. TOTAL COMBINED SIGN SQ. FT. NOT TO EXCEED ALLOWABLE SIGN RIGHTS GOVERNED BY CITY OF SAN DIEGO, SUBJECT TO CITY PERMIT AND/OR ASSOCIATION REVIEW IF NEEDED.

KEY - SITE PLAN

MOREHOUSE DRIVE
N
MIRA MESA BLVD.

artiva

ELEVATION
SCALE: 3/32" = 1'-0"

SOUTHWEST BLDG CORNER

artiva
RayzeBio

GLANZ
SIGNING+GRAPHICS

8630 PRODUCTION AVE.
SAN DIEGO, CA 92121
858.578.8487
LIC. #494347

© Glanz Signing & Graphics, Inc. 2021 - All ideas, designs, arrangements, & plans indicated or represented by all drawings in this set are owned by & are property of Glanz Signing & Graphics, Inc., & were created and developed for use on and in connection with the specific project. None of such ideas, designs, arrangements or plans shall be used or disclosed to any person, firm, or corporation for any purpose whatsoever without the written permission of Glanz Signing & Graphics.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

5505 Morehouse – Suites 110, 120 and 200/Artiva - Page 4

SECONDARY SITE SIGN EXAMPLES

2'-9"
4'-4"
RayzeBio
artiva
Visitor Parking
Deliveries
ALEXANDRIA.
Private Property - Tow Away
DISABLED ACCESS
Unauthorized vehicles parked in designated accessible spaces not displaying distinguishing license plates or placards issued to disabled persons will be towed away at owners expense.
PARKING FOR TENANTS & GUESTS ONLY
All unauthorized vehicles will be cited and/or towed away at vehicle owner's expense. Public parking prohibited.
FIRE LANES - NO PARKING IN RED ZONES
Violating vehicles will be towed away at vehicle owners expense.
PARK AT YOUR OWN RISK
Company not responsible for loss or damage to vehicles.
For information call SDPD 619-531-2844
CVC 22658a & 22500.1
ALEXANDRIA.
FABRICATED ALUMINUM FIN PAINTED MP 18091 SILVER METALLIC ALL SIDES SATIN FINISH
FABRICATED ALUMINUM SHOULDER PAINTED ALL SIDES TO MATCH MATTHEWS MP18133 SATIN FINISH POLISHED FRONT EDGE.
3M MATTE WHITE VINYL COPY
ALUMINUM SIGN BODY PAINTED TO MATCH MATTHEWS "CRESTAR GREY" MP18237 R105905 SATIN FINISH
GHOSTED LOGO PAINTED TO MATCH MATTHEWS MP18150 SATIN FINISH
POST & PANEL SYSTEM W/ POURED CONCRETE PAD TROWELED SMOOTH

(A) **END VIEW - TYPICAL**
SCALE: 1"= 1'- 0"

(B) **END VIEW - TYPICAL**
SCALE: 1"= 1'- 0"

SECONDARY - TOW AWAY / DIRECTIONAL
SCALE: 1"= 1'- 0"

GLANZ
SIGNING+GRAPHICS

8630 PRODUCTION AVE.
SAN DIEGO, CA 92121
858.578.8487
LIC. #494347

© Glanz Signing & Graphics, Inc. 2021 - All ideas, designs, arrangements, & plans indicated or represented by all drawings in this set are owned by & are property of Glanz Signing & Graphics, Inc., & were created and developed for use on and in connection with the specific project. None of such ideas, designs, arrangements or plans shall be used or disclosed to any person, firm, or corporation for any purpose whatsoever without the written permission of Glanz Signing & Graphics.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.